                                                                     Exhibit 4.3


================================================================================


                                    INDENTURE

                                     BETWEEN

                            NETWORKS ASSOCIATES, INC.

                                       AND

                              STATE STREET BANK AND

                                  TRUST COMPANY

                              OF CALIFORNIA, N.A.,

                                   AS TRUSTEE

                  5.25% CONVERTIBLE SUBORDINATED NOTES DUE 2006

                           DATED AS OF AUGUST 17, 2001

================================================================================

                             CROSS-REFERENCE TABLE*


Trust Indenture                                                                     Indenture
Act Section                                                                          Section
-----------                                                                          -------
310(a)(1)...............................................................                5.11
    (a)(2)..............................................................                5.11
    (a)(3)..............................................................                 n/a
    (a)(4)..............................................................                 n/a
    (a)(5)..............................................................                5.11
    (b).................................................................           5.3; 5.11
    (c).................................................................                 n/a

311(a)..................................................................                5.12
    (b).................................................................                5.12
    (c).................................................................                 n/a

312(a)..................................................................                 2.9
    (b).................................................................                14.3
    (c).................................................................                14.3

313(a)..................................................................                 5.7
    (b)(1)..............................................................                 n/a
    (b)(2)..............................................................                 5.7
    (c).................................................................           5.7; 14.2
    (d).................................................................                 5.7

314(a)(1), (2), (3).....................................................           9.4; 14.2
    (a)(4)..............................................................           9.5; 14.6
    (b).................................................................                 n/a
    (c)(1)..............................................................                14.5
    (c)(2)..............................................................                14.5
    (c)(3)..............................................................                 n/a
    (d).................................................................                 n/a
    (e).................................................................                14.6
    (f).................................................................                 n/a

315(a)..................................................................              5.1(a)
    (b).................................................................           5.6; 14.2
    (c).................................................................              5.1(b)
    (d).................................................................              5.1(c)
    (e).................................................................                4.14

316(a)(last sentence)...................................................           2.13, 7.2
    (a)(1)(A)...........................................................                 4.5
    (a)(1)(B)...........................................................                 4.4
    (a)(2)..............................................................                 n/a

Trust Indenture                                                                     Indenture
Act Section                                                                          Section
-----------                                                                          -------
    (b).................................................................                 4.7
    (c).................................................................                 7.4

317(a)(1)...............................................................                 4.8
    (a)(2)..............................................................                 4.9
    (b).................................................................                 2.6

318(a)..................................................................                14.1
    (b).................................................................                 n/a
    (c).................................................................                14.1

-------------------

"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                            PAGE
ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE........................................ 1
   Section 1.1. Definitions................................................................. 1
   Section 1.2. Incorporation by Reference of Trust Indenture Act...........................13
   Section 1.3. Rules of Construction.......................................................14

ARTICLE 2 THE SECURITIES....................................................................14
   Section 2.1. Title and Terms.............................................................14
   Section 2.2. Form of Securities..........................................................16
   Section 2.3. Legends.....................................................................17
   Section 2.4. Execution, Authentication, Delivery and Dating of the Securities............21
   Section 2.5. Registrar and Paying Agent..................................................22
   Section 2.6. Paying Agent to Hold Assets in Trust........................................23
   Section 2.7. General Provisions Relating to Registration, Transfer and Exchange..........23
   Section 2.8. Book-Entry Provisions for the Global Securities.............................25
   Section 2.9. Holder Lists................................................................26
   Section 2.10. Persons Deemed Owners......................................................26
   Section 2.11. Mutilated, Destroyed, Lost or Stolen Securities............................26
   Section 2.12. Treasury Securities........................................................27
   Section 2.13. Temporary Securities.......................................................27
   Section 2.14. Cancellation...............................................................28
   Section 2.15. CUSIP Numbers..............................................................28
   Section 2.16. Defaulted Interest.........................................................28
   Section 2.17. Transfer Provisions........................................................29

ARTICLE 3 SATISFACTION AND DISCHARGE OF INDENTURE...........................................31
   Section 3.1. Discharge of Liability on Securities........................................31
   Section 3.2. Repayment to the Company....................................................31

ARTICLE 4 DEFAULTS AND REMEDIES.............................................................32
   Section 4.1. Events of Default...........................................................32
   Section 4.2. Acceleration of Maturity; Rescission and Annulment..........................34
   Section 4.3. Other Remedies..............................................................34
   Section 4.4. Waiver of Past Defaults.....................................................35
   Section 4.5. Control by Majority.........................................................35
   Section 4.6. Limitation on Suit..........................................................35
   Section 4.7. Unconditional Rights of Holders to Receive Payment and to Convert...........36
   Section 4.8. Collection of Indebtedness and Suits for Enforcement by the Trustee.........36
   Section 4.9. Trustee May File Proofs of Claim............................................37
   Section 4.10. Restoration of Rights and Remedies.........................................38
   Section 4.11. Rights and Remedies Cumulative.............................................38
   Section 4.12. Delay or Omission Not Waiver...............................................38
   Section 4.13. Priorities.................................................................38

   Section 4.14. Undertaking for Costs......................................................39
   Section 4.15. Waiver of Stay or Extension Laws...........................................39

ARTICLE 5 THE TRUSTEE.......................................................................40
   Section 5.1. Certain Duties and Responsibilities.........................................40
   Section 5.2. Certain Rights of Trustee...................................................41
   Section 5.3. Individual Rights of Trustee................................................42
   Section 5.4. Money Held in Trust.........................................................42
   Section 5.5. Trustee's Disclaimer........................................................43
   Section 5.6. Notice of Defaults..........................................................43
   Section 5.7. Reports by Trustee to Holders...............................................43
   Section 5.8. Compensation and Indemnification............................................43
   Section 5.9. Replacement of Trustee......................................................44
   Section 5.10. Successor Trustee by Merger, Etc...........................................45
   Section 5.11. Corporate Trustee Required; Eligibility....................................45
   Section 5.12. Collection of Claims Against the Company...................................45

ARTICLE 6 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..............................45
   Section 6.1. Company May Consolidate, Etc., Only on Certain Terms........................45
   Section 6.2. Successor Corporation Substituted...........................................46

ARTICLE 7 AMENDMENTS, SUPPLEMENTS AND WAIVERS...............................................47
   Section 7.1. Without Consent of Holders of Securities....................................47
   Section 7.2. With Consent of Holders of Securities.......................................48
   Section 7.3. Compliance with Trust Indenture Act.........................................49
   Section 7.4. Revocation of Consents and Effect of Consents or Votes......................49
   Section 7.5. Notation on or Exchange of Securities.......................................49
   Section 7.6. Trustee to Sign Amendment, Etc..............................................50

ARTICLE 8 MEETING OF HOLDERS OF SECURITIES..................................................50
   Section 8.1. Purposes for Which Meetings May Be Called...................................50
   Section 8.2. Call Notice and Place of Meetings...........................................50
   Section 8.3. Persons Entitled to Vote at Meetings........................................51
   Section 8.4. Quorum; Action..............................................................51
   Section 8.5. Determination of Voting Rights; Conduct and Adjournment of Meetings.........52
   Section 8.6. Counting Votes and Recording Action of Meetings.............................52

ARTICLE 9 COVENANTS.........................................................................53
   Section 9.1. Payment of Principal, Redemption Price, Change of Control Purchase Price
                and Interest. ..............................................................53

   Section 9.2. Maintenance of Offices or Agencies..........................................53
   Section 9.3. Corporate Existence.........................................................54
   Section 9.4. Reports.....................................................................54
   Section 9.5. Compliance Certificate......................................................54
   Section 9.6. Resale of Certain Securities................................................55

ARTICLE 10 REDEMPTION OF SECURITIES.........................................................56
   Section 10.1. Optional Redemption........................................................56
   Section 10.2. Notice to Trustee..........................................................56
   Section 10.3. Selection of Securities to Be Redeemed.....................................56
   Section 10.4. Notice of Redemption.......................................................57
   Section 10.5. Effect of Notice of Redemption.............................................58
   Section 10.6. Deposit and Payment of Redemption Price....................................58
   Section 10.7. Securities Redeemed in Part................................................59

ARTICLE 11 PURCHASE AT THE OPTION OF A HOLDER UPON A CHANGE OF CONTROL......................59
   Section 11.1. Purchase Right.............................................................59
   Section 11.2. Change of Control Notice...................................................61
   Section 11.3. Delivery of Change of Control Purchase Notice; Form of Change of
                 Control Purchase Notice; Withdrawal of Change of Control Purchase Notice...62
   Section 11.4. Exercise of Purchase Rights................................................63
   Section 11.5. Deposit and Payment of the Purchase Price..................................64
   Section 11.6. Effect of Delivery of Change of Control Purchase Notice and Purchase.......64
   Section 11.7. Physical Securities Purchased in Part......................................65
   Section 11.8. Covenant to Comply With Securities Laws Upon Purchase of Securities........65
   Section 11.9. Repayment to the Company...................................................65

ARTICLE 12 CONVERSION OF SECURITIES.........................................................66
   Section 12.1. Conversion Right; Expiration of Conversion Right; Conversion Price.........66
   Section 12.2. Exercise of Conversion Right...............................................66
   Section 12.3. Fractions of Shares........................................................68
   Section 12.4. Adjustment of Conversion Price.............................................68
   Section 12.5. Notice of Adjustments of Conversion Price..................................77
   Section 12.6. Notice Prior to Certain Actions............................................78
   Section 12.7. Company to Reserve Common Stock............................................79
   Section 12.8. Common Stock to be Fully Paid and Nonassessable............................79
   Section 12.9. Taxes on Conversions.......................................................79
   Section 12.10. Cancellation of Converted Securities......................................79
   Section 12.11. Effect of Reclassification, Consolidation, Merger or Sale.................79
   Section 12.12. Responsibility of Trustee for Conversion Provisions.......................81

ARTICLE 13 SUBORDINATION....................................................................81
   Section 13.1. Subordination to Senior Debt...............................................81
   Section 13.2. Subrogation................................................................84
   Section 13.3. Obligation of the Company is Absolute and Unconditional....................84
   Section 13.4. Maturity of or Default on Senior Debt......................................85
   Section 13.5. Payments on Securities Permitted...........................................85
   Section 13.6. Effectuation of Subordination by Trustee...................................85
   Section 13.7. Knowledge of Trustee.......................................................85
   Section 13.8. Trustee's Relation to Senior Debt..........................................86
   Section 13.9. Rights of Holders of Senior Debt Not Impaired..............................86

   Section 13.10. Modification of Terms of Senior Debt......................................86
   Section 13.11. Certain Conversions Not Deemed Payment....................................87

ARTICLE 14 OTHER PROVISIONS OF GENERAL APPLICATION..........................................87
   Section 14.1. Trust Indenture Act Controls...............................................87
   Section 14.2. Notices....................................................................88
   Section 14.3. Communication by Holders with Other Holders................................89
   Section 14.4. Acts of Holders of Securities..............................................89
   Section 14.5. Certificate and Opinion as to Conditions Precedent.........................90
   Section 14.6. Statements Required in Certificate or Opinion..............................91
   Section 14.7. Effect of Headings and Table of Contents...................................91
   Section 14.8. Successors and Assigns.....................................................91
   Section 14.9. Separability Clause........................................................91
   Section 14.10. Benefits of Indenture.....................................................91
   Section 14.11. Governing Law.............................................................91
   Section 14.12. Counterparts..............................................................92
   Section 14.13. Legal Holidays............................................................92
   Section 14.14. Recourse Against Others...................................................92


EXHIBITS

EXHIBIT A:            Form of Security....................................................A-1
EXHIBIT B:            Form of Conversion Notice...........................................B-1
EXHIBIT C:            Form of Change of Control Purchase Notice...........................C-1
EXHIBIT D:            Rule 144A Certificate...............................................D-1

               INDENTURE, dated as of August 17, 2001 (this "INDENTURE"), between Networks Associates, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 3965 Freedom Circle, Santa Clara, California 95054 (the "COMPANY") and State Street Bank and Trust Company of California, N.A., a national banking association organized and existing under the laws of the United States of America, as Trustee (the "TRUSTEE"), having its principal corporate trust office at 633 West 5th Street, Los Angeles, California 90071.

                             RECITALS OF THE COMPANY

               The Company has duly authorized the creation of an issue of its 5.25% Convertible Subordinated Notes due 2006 (the "SECURITIES") having the terms, tenor, amount and other provisions hereinafter set forth, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

               All things necessary to make the Securities, when the Securities are duly executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

               SECTION 1.1. Definitions.

               For all purposes of this Indenture and the Securities, the following terms are defined as follows:

               "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 14.4(a).

               "ADDITIONAL INTEREST" means all amounts, if any, payable pursuant to Section 3 of the Registration Rights Agreement.

               "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "AGENT MEMBER" has the meaning specified in Section 2.8.

               "APPLICABLE STOCK" means (i) the Common Stock and (ii) in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, ordinary shares or American Depositary Shares of such surviving corporation or its direct or indirect parent corporation.

               "BANKRUPTCY LAW" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

               "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

               "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

               "BUSINESS DAY", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as applicable, or the banking institutions in San Francisco, California, are authorized or obligated by law to close.

               "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all common stock and preferred stock.

               "CHANGE OF CONTROL" means the occurrence of any of the following after the original issuance of the Securities when any of the following has occurred:

                       (i) the acquisition by any "person" or "group" (within
               the meaning of Sections 13(d) and 14(d)(2), respectively, of the Exchange Act) deemed to be a "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions of shares of the Company's Capital Stock entitling such person to exercise 50% or more of the total voting power of all shares of the Company's Capital Stock entitled to vote generally in elections of directors, other than any acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans; or

                       (ii) any consolidation or merger of the Company with or
               into any other person (which for purposes of this definition has the meaning set forth in Section 13(d)(3) of the Exchange Act), any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of the Company to another person (other than to one or more of the Company's wholly owned Subsidiaries), other than in each case (x) any transaction a result of which holders of Capital Stock of the Company immediately prior to such transaction have the entitlement to exercise, directly or indirectly, at least 50% of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction or (y) any such merger solely for the purpose of changing the jurisdiction of incorporation of the Company and resulting in a reclassification, conversion or exchange of outstanding Common Stock solely into shares of the common stock of the surviving entity;

        provided, however, that a Change of Control shall not be deemed to have occurred if (A) the Trading Price per share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control under clause (i) above, or the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control under clause (ii) above, shall equal or exceed 110% of the Conversion Price of the Securities in effect on each such Trading Day; or (B) at least 90% of the consideration in the transaction or transactions (other than payments for fractional shares and cash payments pursuant to dissenters' appraisal rights) constituting a Change of Control consists of shares of common stock traded or to be traded immediately following such Change of Control on a national securities exchange or the Nasdaq National Market and, as a result of the transaction or transactions, the Securities become convertible solely into such common stock (and any rights attached thereto).

               "CHANGE OF CONTROL NOTICE" has the meaning specified in Section 11.2.

               "CHANGE OF CONTROL PURCHASE DATE" has the meaning specified in
        Section 11.1 hereof.

               "CHANGE OF CONTROL PURCHASE NOTICE" has the meaning specified in
        Section 11.2 hereof.

               "CHANGE OF CONTROL PURCHASE PRICE" has the meaning specified in
        Section 11.1 hereof.

               "CLOSING DATE" means August 17, 2001 or such later date on which the Securities may be delivered pursuant to the Purchase Agreement.

               "COMMISSION" means the Securities and Exchange Commission or any successor agency.

               "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11 hereof, shares issuable on conversion of the Securities shall include only shares of the class designated as Common Stock, par value $0.01 per share, of the Company at the date of execution of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               "COMPANY" means the corporation named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "COMPANY ORDER" means a written order signed in the name of the Company by any Officer.

               "CONVERSION AGENT" means any Person authorized by the Company to convert Securities in accordance with Article 12. Initially, the Conversion Agent shall be State Street Bank and Trust Company of California, N.A.

               "CONVERSION DATE" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities pursuant to Section 12.2.

               "CONVERSION PRICE" has the meaning specified in Section 12.1(c).

               "CONVERSION RECORD DATE" has the meaning specified in Section 12.4(g).

               "CORPORATE TRUST OFFICE" means for purposes of presentation or surrender of Securities for payment, registration, transfer, exchange or conversion or for service of notices or demands upon the Company or for any other purpose of this Indenture, the office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date of this Indenture is located at 633 West 5th Street, 12th Floor, Los Angeles, California, Attention: Corporate Trust Administration (Networks Associates, Inc. 5.25% Convertible Subordinated Notes due 2006).

               "CORPORATION" means any corporation, association, limited liability company, company and business trust.

               "CURRENT MARKET PRICE" has the meaning set forth in Section 12.4(g).

               "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

               "DEBENTURES" means the Company's Zero Coupon Convertible Subordinated Debentures due 2018 issued by the Company pursuant to the Indenture, dated as of February 13, 1998, by and between the Company and State Street Bank and Trust Company of California, N.A., as trustee thereunder.

               "DEFAULT" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

               "DEFAULTED PAYMENT" has the meaning specified in Section 4.1(a).

               "DEFAULTED INTEREST" has the meaning specified in Section 2.16.

               "DEPOSITARY" means The Depository Trust Company, its nominees and their respective successors.

               "DESIGNATED SENIOR DEBT" means any particular Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for purposes of this Indenture; provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt. If any payment made to any holder of any Designated Senior Debt or its Representative with respect to such Designated Senior Debt is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Designated Senior Debt effective as of the date of such rescission or return.

               "DOLLAR" or "$" means a U.S. dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

               "EVENT OF DEFAULT" has the meaning specified in Section 4.1.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission thereunder.

               "EXPIRATION TIME" has the meaning specified in Section 12.4(f).

               "FAIR MARKET VALUE" has the meaning set forth in Section 12.4(g).

               "GAAP" has the meaning set forth in Section 1.3.

               "GLOBAL SECURITY" has the meaning specified in Section 2.2.

               "HOLDER", when used with respect to any Security, including any Global Security, means the Person in whose name the Security is registered in the Register.

               "INDEBTEDNESS" means, with respect to any Person, at any date of determination (without duplication):

                       (a) all indebtedness, obligations and other liabilities
               (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof),

                       (b) all reimbursement obligations and other liabilities
               (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances,

                       (c) all obligations and liabilities (contingent or
               otherwise) in respect of leases of such Person (i) required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person, or (ii) required, in conformity with generally accepted accounting principles, to be accounted for as an operating lease, provided either (A) such operating lease requires, at the end of the term thereof, that such Person make any payment other than accrued periodic rent in the event that such Person does not acquire the leased real property and related fixtures subject to such lease, or (B) such Person has an option to acquire the leased real property and related fixtures, whether such option is exercisable at any time or under specific circumstances,

                       (d) all obligations of such Person (contingent or
               otherwise) with respect to an interest rate swap, cap or collar agreement or other similar instrument or agreement,

                       (e) all direct or indirect guaranties or similar
               agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d),

                       (f) any indebtedness or other obligations described in
               clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and

                       (g) any and all deferrals, renewals, extensions and
               refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

               "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

               "INITIAL PURCHASER" mean Lehman Brothers Inc., as the initial purchaser under the Purchase Agreement.

               "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a) (1),
        (2), (3) or (7) under the Securities Act.

               "INSTRUMENT" means any bond, debenture, note or similar instrument.

               "INTEREST" means, with respect to any Security, the interest payable on such Security based upon the applicable Interest Rate and, if applicable, any Defaulted Interest.

               "INTEREST PAYMENT DATE" means each of February 15 and August 15, provided, however, that if any such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

               "INTEREST RATE" has the meaning specified in Section 2.1(c).

               "MATURITY" means the date on which the Principal with respect to any Outstanding Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a purchase right or otherwise.

               "NASDAQ NATIONAL MARKET" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

               "NON-ELECTING SHARE" has the meaning specified in Section 12.11.

               "OFFICER" of the Company means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President, the Secretary or any Assistant Secretary of the Company.

               "OFFICERS' CERTIFICATE" means, with respect to the Company, a certificate signed by both (1) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee.

               "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (and may include directors or employees of the Company) and in form and substance acceptable to the Trustee, which acceptance shall not be unreasonably withheld.

               "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except Securities:

                       (i) previously canceled by the Trustee or delivered to
               the Trustee for cancellation;

                       (ii) for the payment or redemption of which money in the
               necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

                       (iii) which have been paid in exchange for or in lieu of
               other Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                       (iv) previously converted into Common Stock pursuant to
               Article 12;

        provided, however, that in determining whether the Holders of the requisite Principal of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company or of any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

               "PAYING AGENT" has the meaning specified in Section 2.5.

               "PAYMENT BLOCKAGE NOTICE" has the meaning specified in Section 13.1(d).

               "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

               "PHYSICAL SECURITIES" means Securities issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legend as provided in
        Section 2.3.

               "PLACE OF CONVERSION" means any city in which any Conversion Agent is located.

               "PLACE OF PAYMENT" means any city in which any Paying Agent is located.

               "PREDECESSOR SECURITY" of any particular Security, means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "PRINCIPAL" means, with respect to any Outstanding Security, the principal amount of that Security, including the Redemption Price, if applicable, and the Change of Control Purchase Price, if applicable, payable with respect to that Security.

               "PURCHASE AGREEMENT" means the Purchase Agreement, dated August 13, 2001, among the Company and the Initial Purchaser relating to the offering and sale of the Securities.

               "PURCHASE RIGHT" has the meaning provided in Section 11.1.

               "PURCHASED SHARES" has the meaning assigned to it in Section 12.4(f).

               "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price per Security at which such Security may be redeemed pursuant to Section 10.1.

               "REFERENCE DEALER" means a dealer engaged in the trading of convertible securities selected by the Company for the purpose for which such dealers are quoted or otherwise to which they are referred herein.

               "REFERENCE PERIOD" has the meaning set forth in Section 12.4(d).

               "REGISTER" has the meaning specified in Section 2.5.

               "REGISTRAR" has the meaning specified in Section 2.5.

               "REGISTRATION RIGHTS AGREEMENT" means the Resale Registration Rights Agreement dated as of August 17, 2001, among the Company and the Initial Purchaser.

               "REGULAR RECORD DATE" for the Interest payable on the Securities means the February 1 and the August 1 (whether or not a Business Day), as applicable, next preceding the corresponding Interest Payment Date.

               "REPRESENTATIVE" means (a) the indenture trustee or other trustee, agent or representative for any Senior Debt or (b) with respect to any Senior Debt that does not have any such trustee, agent or other representative, (i) in the case of such Senior Debt issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Debt, any holder or owner of such Senior Debt acting with the consent of the required Persons necessary to bind such holders or owners of such Senior Debt and (ii) in the case of all other such Senior Debt, the holder or owner of such Senior Debt.

               "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               "RESTRICTED SECURITIES" means the Securities defined as such in
        Section 2.3.


               "RESTRICTED SECURITIES LEGEND" has the meaning set forth in
        Section 2.3(a).

               "REVIEWED AGREEMENTS" means, with respect to any Person, any agreement filed or which would be required to be filed as an Exhibit to an Annual Report on Form 10-K of such Person pursuant to Item 601(b)(10) of Regulation S-K of the Exchange Act if such Form 10-K was filed as of the date that a legal opinion is delivered pursuant to this Indenture covering the period of time from the date of the last Form 10-K filed on behalf of such Person and up to an including the date of such opinion, as certified to such counsel by such Person.

               "RIGHTS AGREEMENT" means the Preferred Shares Rights Agreement, dated as of October 20, 1998, between the Company and BankBoston, N.A.

               "RULE 144" means Rule 144 as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

               "RULE 144A" means Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

               "SECURITIES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

               "SECURITIES ACT" means the Securities Act of 1933, as amended and the rules and regulations of the Commission thereunder.

               "SECURITIES CUSTODIAN" means State Street Bank and Trust Company of California, N.A., as custodian with respect to the Securities in global form, or any successor entity thereto.

               "SENIOR DEBT" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding), original issue discount, rent and end of term payments payable on or in connection with, and, to the extent not included in the foregoing, all amounts payable as fees, costs, expenses, liquidated damages, indemnities, repurchase and other put obligations and other amounts to the extent accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing). Notwithstanding the foregoing, the term Senior Debt shall not include any of the following:

        (1) any Indebtedness of the Company that is not secured; provided, however that this clause (i) shall no longer be an exception to the term Senior Debt upon and after this first date that there is no longer at least $60 million aggregate principal amount at maturity of the Debentures outstanding; provided further that any Debentures purchased, redeemed or otherwise acquired by the Company shall be deemed to be outstanding unless and until such Debentures have been canceled or retired,

        (2)     Indebtedness evidenced by the Securities,

        (3)     the Debentures,

        (4) Indebtedness of the Company to any subsidiary of the Company, a majority of the voting stock of which is owned, directly or indirectly, by the Company,

        (5) accounts payable or other indebtedness to trade creditors created or assumed by the Company in the ordinary course of business and

        (6) any particular Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to, or is pari passu with, or is subordinated or junior to, the Securities.

        If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

               "SHELF REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

               "SIGNIFICANT SUBSIDIARY" has the meaning assigned to it under Rule 405 of the Securities Act.

               "STATED MATURITY" has the meaning assigned to it in Section 2.1.

               "SUBSIDIARY" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

               "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code Section 77aaa-77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended, or any successor statute.

               "TRADING DAY" means:

                       (1) if the applicable security is quoted on the Nasdaq
               National Market, a day on which the Nasdaq National Market is open for business;

                       (2) if that security is not quoted on the Nasdaq National
               Market, a day on which trades may be made on the New York State Exchange;

                       (3) if that security is not so listed on the New York
               Stock Exchange and not quoted on the Nasdaq National Market, a day on which the principal U.S. securities exchange on which the securities are listed is open for business; or

                       (4) if the applicable security is not so listed, admitted
               for trading or quoted, any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "TRADING PRICE" of a security on any date of determination means:

                       (1) the closing sales price as reported by the Nasdaq
               National Market on such date;

                       (2) if such security is not so reported, the closing sale
               price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on such date;

                       (3) if such security is not listed for trading on the New
               York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is so listed;

                       (4) if such security is not listed on a U.S. national or
               regional securities exchange, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

                       (5) if such security is not so quoted, the average of the
               mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

                       (6) if such security is not so quoted, the average of
               that last bid and ask prices for such security on such date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose.

               "TRIGGER EVENT" has the meaning specified in Section 12.4(d).

               "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

               "VICE PRESIDENT", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

               "VOTING STOCK" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

               SECTION 1.2. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

               Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

               The following TIA terms used in this Indenture have the following meanings:

               "INDENTURE SECURITIES" means the Securities;

               "INDENTURE SECURITY HOLDER" means a Holder;

               "INDENTURE TO BE QUALIFIED" means this Indenture;

               "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

               "OBLIGOR" on the Securities means the Company and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

               SECTION 1.3. RULES OF CONSTRUCTION.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                       (1) the terms defined in this Article have the meanings
               assigned to them in this Article and include the plural as well as the singular;

                       (2) all accounting terms not otherwise defined herein
               have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder ("GAAP");

                       (3) the words "herein", "hereof" and "hereunder" and
               other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                       (4) all references to section and article numbers in this
               Indenture shall refer to sections and articles hereof, unless otherwise specified.

                                   ARTICLE 2

                                 THE SECURITIES

               SECTION 2.1. TITLE AND TERMS.

               (a) The Securities shall be designated as the "5.25% Convertible Subordinated Notes due 2006" of the Company. The aggregate Principal of Securities which may be authenticated and delivered under this Indenture is limited to $300 million (or $345 million if the option set forth in Section 2 of the Purchase Agreement is exercised in full), except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Securities pursuant to Sections 2.7, 2.8, 2.12, 7.5, 10.7, 11.7 or 12.2 hereof. The Securities shall be issuable in denominations of $1,000 or integral multiples thereof.

               (b) The Securities shall mature on August 15, 2006 (the "STATED MATURITY").

               (c) The Securities shall bear Interest from August 17, 2001 until the Principal thereof is paid or made available for payment, or until such date on which the Securities are converted, redeemed or purchased as provided herein, at a rate of 5.25% per annum (the "INTEREST RATE"). Interest shall be payable semiannually in arrears on each Interest Payment Date.

               (d) Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

               (e) Interest shall be due and payable on a Security as follows:

                       (1) A registered Holder of any Security as of the close
               of business on a Regular Record Date shall be entitled (except as otherwise indicated in this Section 2.1(e)) to receive and shall receive, as the registered Holder as of such Regular Record Date, Interest on such Security on the corresponding Interest Payment Date (other than any Security whose Stated Maturity is prior to such Interest Payment Date).

                       (2) In the event that a Security becomes subject to
               redemption pursuant to Article 10 and the Redemption Date occurs after a Regular Record Date and prior to the corresponding Interest Payment Date, the Person whose Securities become subject to redemption (and only such Person rather than the Holder as of such Regular Record Date) shall be entitled to receive and shall receive accrued and unpaid Interest from the preceding Interest Payment Date (or such earlier date on which Interest was last paid) to but not including the Redemption Date on such Security, even if such Person is not the Holder of such Security, and in such circumstances no Interest shall be paid to the Holder of such Security as of the close of business on the Regular Record Date; provided that in the event that the Redemption Date is the Interest Payment Date, the Holder of a Security as of the close of business on a Regular Record Date shall be entitled to receive such Interest in accordance with Section 2.1(e)(i) hereof and not the Person submitting the Securities for redemption on such Redemption Date.

                       (3) In the event that a Security becomes subject to
               purchase pursuant to Article 11 and the Change of Control Purchase Date occurs after a Regular Record Date and prior to the corresponding Interest Payment Date, the Person whose Securities become subject to purchase (and only such Person rather than the Holder as of such Regular Record Date) shall be entitled to receive and shall receive accrued and unpaid Interest from the preceding Interest Payment Date (or such earlier date on which Interest was last paid) to but not including the Change of Control Purchase Date on such Security, even if such Person is not the Holder of such Security, and in such circumstances no Interest shall be paid to a registered Holder of any Security as of the close of business on the Regular Record Date; provided that in the event that the Change of Control Purchase Date is the Interest Payment Date, the Holder of a security as of the close of business on a Regular Record Date shall be entitled to receive such Interest in accordance with Section 2.1(e)(i) hereof and not the Person submitting the Securities for purchase on such Change of Control Purchase Date.

                       (4) In the event that a Security is converted pursuant to
               Article 12, the Holder who converts such Security on any date other than an Interest Payment Date shall not be entitled to accrued and unpaid Interest from the preceding Interest Payment Date until the Conversion Date, or otherwise, on such Security, such amounts being deemed to have been paid by receipt of shares of Common Stock in full rather than canceled, extinguished or forfeited; and any Holder which converts a Security after a Regular Record Date but prior to the corresponding Interest Payment Date will receive accrued and unpaid Interest for such period on such Interest Payment Date but will be required to remit to the Company an amount equal to that Interest at the time such Holder surrenders the Security for conversion, provided that such Holder will not be required to remit such Interest if, prior to conversion, the Company has called such Security for redemption on a Redemption Date that is on or prior to the third Business Day after such Interest Payment Date and the Holder converts such Security prior to the applicable Redemption Date.

               (f) In addition to the amounts set forth in Sections 2.1(e), Holders shall be entitled to receive Additional Interest, if any, in addition to receipt or payment of the any Interest on such Security pursuant and subject to the Registration Rights Agreement, but in no event shall a Holder be required to repay any amounts of Additional Interest such Holder receives following the remittance of Interest as specified in Section 2.1(e)(4). Any amounts related to Additional Interest shall be received or paid on dates corresponding to the payment date of Interest on such Security pursuant to the Registration Rights Agreement.

               (g) Payment of any Principal of (to the extent paid in cash), premium, if any, Redemption Price, Change of Control Purchase Price and Interest and Additional Interest, if any, on Global Securities shall be payable by the Company to the Depositary in immediately available funds.

               (h) Payment of any Principal on Physical Securities shall be made at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest and Additional Interest, if any, on Physical Securities will be payable by (i) a U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon written application to the Registrar not later than the relevant record date by a Holder of an amount of Principal of Securities in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

               (i) The Securities may be redeemable at the option of the Company as provided in and subject to Article 10.

               (j) The Securities shall be purchased by the Company at the option of Holders as provided in and subject to Article 11.

               (k) The Securities shall be convertible at the option of the Holders as provided in and subject to Article 12.

               (l) The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided and subject to in Article 13 hereof.

               SECTION 2.2. FORM OF SECURITIES.

               (a) Except as otherwise provided pursuant to this Section 2.2, the Securities are issuable in fully registered, without coupons, in substantially the Form of Exhibit A hereto, with applicable legends as are provided for in Section 2.3. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

               (b) The Securities are being offered and sold by the Company pursuant to the Purchase Agreement. Securities offered and sold to QIBs in accordance with Rule 144A, as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3 (each a "GLOBAL SECURITY" and collectively the "GLOBAL SECURITIES"). Each Global Security shall be duly executed by the Company and authenticated and delivered by the Trustee, and shall be registered in the name of the Depositary or its nominee and retained by the Trustee, as Securities Custodian, at its Corporate Trust Office. The aggregate Principal of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Securities Custodian, and of the Depositary or its nominee, as hereinafter provided.

               (c) Physical Securities acquired by QIBs in accordance with Rule 144A may be exchanged for interests in Global Securities pursuant to Sections 2.8(d) and 2.17(b) only. Physical Securities shall be duly executed by the Company and authenticated and delivered by the Trustee shall be registered in the name of the Institutional Accredited Investor purchasing such Security pursuant to Section 2.17(a).

               SECTION 2.3. LEGENDS.

               (a) RESTRICTED SECURITIES LEGENDS.

               Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 2.3(a)(i), and each share of Common Stock issued upon conversion of any Security issued hereunder, shall, upon issuance, bear the legend set forth in Section 2.3(a)(ii) (each such legend, a "RESTRICTED SECURITIES LEGEND"), and such legend shall not be removed except as provided in
Section 2.3(a)(iii). Each Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(i) (together with each share of Common Stock issued upon conversion of such Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(ii), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.3(a) (including the Restricted Securities Legend set forth below), and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by the restrictions on transfer set forth herein.

               As used in Section 2.3(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

               (i) Restricted Securities Legend for Securities.

               Except as provided in Section 2.3(a)(iii), until two years after the original issuance date of any Security, any certificate evidencing such Security (and all Securities issued in exchange therefor or substitution thereof, other than share of Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.3(a)(ii), if applicable) shall bear a Restricted Securities Legend in substantially the following form:

        THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

                (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT;

                (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO NETWORKS ASSOCIATES, INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) TO AN INSTITUTIONAL INVESTOR THAT IT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

                (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

               (ii) Restricted Securities Legend for Common Stock Issued Upon Conversion of the Securities.

               Until two years after the original issuance date of any Security, any stock certificate representing Common Stock issued upon conversion of such Security shall bear a Restricted Securities Legend in substantially the following form:

        THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

                (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT;

                (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO NETWORKS ASSOCIATES, INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) TO AN INSTITUTIONAL INVESTOR THAT IT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OF 1933 PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

                (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

               (iii) Removal of the Restricted Securities Legends.

               Each Security or share of Common Stock issued upon conversion of any Security (other than shares of Common Stock issued upon conversion of a Security that previously were sold pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such sale) shall bear the applicable Restricted Securities Legend set forth in Section 2.3(a)(i) or 2.3(a)(ii), as applicable, until the earlier of:

                       (1) the date which is two years after the original
               issuance date of such Security; and

                       (2) the date such Security has, or such shares of Common
               Stock, have been sold either pursuant to the exemption provided by Rule 144 under the Securities Act (if available) or pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale).

The Holder must give notice thereof to the Trustee, as applicable.

               In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then, the references in the restrictive legends set forth above to "TWO YEARS", and in the corresponding transfer restrictions described above, the Securities and the shares of Common Stock will be deemed to refer to such shorter period, from and after receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel to that effect. As soon as practicable after the Company knows of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Company will provide to the Trustee an Officers' Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

               Notwithstanding the foregoing, the Restricted Securities Legend may be removed if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be required by the Company in its sole discretion that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Securities or Common Stock will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Securities another Security or Securities having an equal aggregate Principal and Stated Maturity that does not bear such legend. If the Restricted Securities Legend has been removed from a Securities as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

               Any Security (or security issued in exchange or substitution thereof) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Registrar in accordance with the provisions of Section 2.7 hereof, be exchanged for a new Security or Securities, of like tenor and aggregate Principal and Stated Maturity which shall not bear the Restricted Securities Legend required by Section 2.3(a)(i).

               Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(ii) as set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Company, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the Restricted Securities Legend required by Section 2.3(a)(ii).

               (b) GLOBAL SECURITY LEGEND.

               Each Global Security shall also bear the following legend on the face thereof:

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

               SECTION 2.4. EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF THE SECURITIES.

               (a) Two Officers shall execute the Securities on behalf of the Company by manual or facsimile signature. Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

               (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such

Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

               (c) Each Security shall be dated the date of its authentication. The Trustee shall authenticate and deliver Securities for original issue in an aggregate amount of Principal of up to $300 million (or $345 million if the option granted to the Initial Purchaser set forth in Section 2 of the Purchase Agreement is exercised in full) upon one or more Company Orders without any further action by the Company. The aggregate amount of Principal (not including the Redemption Price, if applicable, or the Change of Control Purchase Price, if applicable) of Securities Outstanding at any time may not exceed the amount set forth in the foregoing sentence.

               SECTION 2.5. REGISTRAR AND PAYING AGENT.

               The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "REGISTRAR") and an office or agency where Securities may be presented for payment (the "PAYING AGENT"). The Registrar shall keep a register of the Securities (the "REGISTER") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term "Registrar" includes any additional registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder.

               The Company will cause each Paying Agent (if such Paying Agent is other than State Street Bank and Trust Company of California, N.A.) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                       (1) hold all sums of money or Common Stock held by it for
               the payment of any amounts due and payable in respect of the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

                       (2) give the Trustee notice of any Default by the Company
               in the making of any such payment; and

                       (3) at any time during the continuance of any such
               Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company shall give prompt written notice to the Trustee of the name and address of any Paying Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

                       (1) as Paying Agent in connection with redemptions,
               offers to purchase and discharges, except as otherwise specified in this Indenture, and

                       (2) as Paying Agent or Registrar if a Default or Event of
               Default has occurred and is continuing.

               The Company hereby initially appoints State Street Bank and Trust Company of California, N.A. as Registrar and Paying Agent for the Securities.

               SECTION 2.6. PAYING AGENT TO HOLD ASSETS IN TRUST.

               Not later than 11:00 a.m. (New York City time) on or prior to each due date of payments in respect of any Security, the Company shall deposit with one or more Paying Agents a sum of money in immediately available funds or Common Stock sufficient to make such payments when so becoming due. The Company at any time may require a Paying Agent to pay all money or Common Stock or Applicable Stock held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money or Common Stock or Applicable Stock so paid over to the Trustee.

               The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money and Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any Default by the Company in making any such payment. At any time during the continuance of any such Default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock so held in trust.

               If the Company shall act as a Paying Agent, it shall, prior to or on each such due date, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay such amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

               SECTION 2.7. GENERAL PROVISIONS RELATING TO REGISTRATION, TRANSFER AND EXCHANGE.

               The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a Global Security that is transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144 or Rule 144A may only be transferred for a Physical Security.

               When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal amount of Principal of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.4, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Sections 2.14, 7.5 or 10.7).

               Neither the Company nor the Registrar shall be required to exchange or register a transfer of any Securities (or any portion thereof):

                       (1) for a period of 15 days prior to the day of any
               selection of Securities for redemption under Article 10 hereof;

                       (2) so selected for redemption or, if a portion of any
               Security is selected for redemption, such portion thereof selected for redemption;

                       (3) surrendered for conversion or, if a portion of any
               Security is surrendered for conversion, such portion thereof surrendered for conversion; or

                       (4) surrendered for purchase (and not validly and timely
               withdrawn) pursuant to Article 11.

               The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

               SECTION 2.8. BOOK-ENTRY PROVISIONS FOR THE GLOBAL SECURITIES.

               (a) The Global Securities initially shall:

                       (1) be registered in the name of the Depositary; and

                       (2) be delivered to the Trustee as custodian for such
               Depositary, for credit to the accounts of the members of, participants in, the Depositary (the "AGENT MEMBERS") holding the Securities evidenced thereby; and

                       (3) bear the Restricted Securities Legend set forth in
               Section 2.3(a)(i) until such time as such Restricted Securities Legend may be removed in accordance with Section 2.3.

               Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Securities Custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

               (b) The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

               (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary, and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.17 hereof.

               (d) If at any time:

                       (1) the Depositary notifies the Company in writing that
               it is no longer willing or able to continue to act as Depositary for the Global Securities, or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice or cessation; or

                       (2) the Company, at its option, notifies the Trustee in
               writing that it elects to cause the issuance of the Physical Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities.

then the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical Securities in an aggregate amount of Principal equal to the aggregate amount of Principal of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

               (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 2.8(d) hereof, the Registrar shall reflect on its books and records the date and a decrease in the aggregate amount of Principal of such Global Security in an amount equal to the aggregate amount of Principal of the beneficial interest in such Global Security to be transferred.

               SECTION 2.9. HOLDER LISTS.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as applicable.

               SECTION 2.10. PERSONS DEEMED OWNERS.

               Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal of, or premium, if any, on the Security or the payment of any Redemption Price or Change of Control Purchase Price in respect thereof and Interest thereon, or Additional Interest, if any, for any purpose under this Indenture, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

               SECTION 2.11. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.

               If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and aggregate amount of Principal and bearing a number not contemporaneously outstanding.

               If there is delivered to the Company and the Trustee

                       (1) evidence to their satisfaction of the destruction,
               loss or theft of any Security, and

                       (2) such security or indemnity as may be required by them
               to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and amount of Principal, and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

               Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security issued pursuant to this Section 2.11 in lieu of any destroyed, lost or stolen Security shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

               The provisions of this Section 2.11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

               SECTION 2.12. TREASURY SECURITIES.

               In determining whether the Holders of the requisite amount of Principal of Outstanding Securities are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which the Trustee has received written notice and are so owned shall be so disregarded.

               SECTION 2.13. TEMPORARY SECURITIES.

               Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the

Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the Company will execute and deliver to the Trustee Securities in definitive form (other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section
9.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal amount of Principal of Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

               SECTION 2.14. CANCELLATION.

               All Securities surrendered for payment, redemption, purchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

               SECTION 2.15. CUSIP NUMBERS.

               The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

               SECTION 2.16. DEFAULTED INTEREST.

               If the Company fails to make a payment of Principal of, premium, if any, Redemption Price, Change of Control Purchase Price, or Interest or Additional Interest, if any, on any Security when due and payable, it shall pay such Interest on such amounts (to the extent lawful), which shall be calculated using the applicable Interest Rate (such amounts, the "DEFAULTED INTEREST"); provided that, if the Company elects to satisfy its obligation to pay the Change of Control Price in Applicable Stock pursuant to Section 11.1 and fails to have such shares delivered to the applicable Holders, then it shall pay Defaulted Interest on the amount of cash that would otherwise have been payable pursuant to Section 11.1 if it had not made that election. It may elect to pay such Defaulted Interest, plus any other Interest payable on it, to the Persons who are Holders on which the interest is due on a subsequent special record date. The

Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security. The Company shall fix any such special record date and payment date for such payment. At least 15 days before any such special record date, the Company shall mail to Holders affected thereby a notice that states the special record date, the Interest Payment Date and amount to be paid.

               SECTION 2.17. TRANSFER PROVISIONS.

               Unless a Security is (i) transferred after the time period referred to in Rule 144(k) under the Securities Act or (ii) sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale), the following provisions shall apply to any sale, pledge or other transfer of Securities:

               (a) TRANSFERS OF SECURITIES TO AN INSTITUTIONAL ACCREDITED INVESTOR WHICH IS NOT A QIB.

               The following provisions shall apply with respect to the registration of any proposed transfer of Securities to an Institutional Accredited Investor which is not a QIB:

               (i) The Registrar shall register the transfer if the proposed transferee has delivered to the Trustee (A) a certificate substantially in the form of Exhibit D annexed hereto and (B) such opinion of counsel and other evidence satisfactory to the Company that such transfer is in compliance with the Securities Act, as requested by the Company.

               (ii) If the proposed transferor is an Agent Member holding a beneficial interest in Global Securities, upon receipt by the Registrar of the documents required by clause (i) of this Section 2.17(a) and instructions given in accordance with the procedures of the Depositary and the Registrar, the Registrar shall reflect on its books and records and shall instruct the Depositary to note or cause to be noted on such Global Securities, the date and a decrease in the Principal of the Global Securities in an amount equal to the Principal of the beneficial interest in the Global Securities to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount registered in the name of the transferee.

               (iii) If the Securities to be transferred consist of Physical Securities, upon receipt by the Registrar of the documents required by clause (i) of this Section 2.17(a), the Company shall execute and the Trustee shall authenticate and deliver, new Physical Securities registered in the name of the transferee and the Trustee shall cancel the Physical Securities presented for transfer.

               (b) TRANSFER OF SECURITIES TO A QIB.

               The following provisions shall apply with respect to the registration of any proposed transfer of Securities to a QIB:

               (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by the Depositary.


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
               (ii) If the Securities to be transferred consist of Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating (or has otherwise advised the Company and the Registrar in writing) that the sale has been made:

in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating or has otherwise advised the Company and the Registrar in writing that:

                               (1) it is purchasing the Securities for its own
                       account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

                               (2) it and any such account is a QIB within the
                       meaning of Rule 144A;

                               (3) it is aware that the sale to it is being made
                       in reliance on Rule 144A;

                               (4) it acknowledges that it has received such
                       information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

                               (5) it is aware that the transferor is relying
                       upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

               In addition, the Registrar shall reflect on its books and records the date and an increase in the Principal of the Global Securities in an amount equal to the aggregate Principal of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

               (c) OTHER EXCHANGES.

               In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 2.8 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clauses (a) and (b) above (including the certification requirements intended to ensure that such transfers comply with Rule
        144A) and such other procedures as may from time to time be adopted by the Company.

               (d) GENERAL.

               By its acceptance of any Security or shares of Common Stock issuable upon conversion of the Securities bearing the Restricted Securities Legend, each Holder of such Security or shares of Common Stock acknowledges the restrictions on transfer of such Security or shares of Common Stock set forth in this Indenture and agrees that it will transfer such Security and such Common Stock only as provided in this Indenture.

        The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Registrar shall be entitled to receive and conclusively rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

               The Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 2.8 hereof or this Section 2.17 in accordance with its customary procedures for the retention of records relating to the transfer of securities. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                   ARTICLE 3

                     SATISFACTION AND DISCHARGE OF INDENTURE

               SECTION 3.1. DISCHARGE OF LIABILITY ON SECURITIES.

               When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.11) for cancellation or (ii) all outstanding Securities have become due and payable at their scheduled maturity within one year or all outstanding Securities are scheduled for redemption within one year and the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities on the date of their scheduled maturity or the scheduled date of redemption (other than Securities replaced pursuant to Section 2.11), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 5.8, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

               SECTION 3.2. REPAYMENT TO THE COMPANY.

               The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Holders with respect to such money or securities for that period commencing after the return thereof.

                                    ARTICLE 4

                              DEFAULTS AND REMEDIES

               SECTION 4.1. Events of Default.

               An "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) the Company defaults in the payment of the Principal or premium, if any (a "DEFAULTED PAYMENT") on any Outstanding Security when the same becomes due and payable at its Stated Maturity, upon redemption, purchase, upon declaration, when due for purchase, by the Company or otherwise, whether or not such payment is prohibited by Article 13 hereof;

               (b) the Company defaults in the payment of an installment of Interest or Additional Interest, if any, on any Security when it becomes due and payable and such default continues for a period of 30 days, whether or not such payment is prohibited by Article 13 hereof;

               (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate Principal of the Outstanding Securities;

               (d) the Company or a Significant Subsidiary (i) fails to make any payment at maturity, including any grace period, in respect of any obligation for borrowed money evidenced by an Instrument in an amount in excess of $25 million and such failure continues or (ii) defaults with respect to any Instrument, which default results in the acceleration of Indebtedness represented by such Instrument in an amount in excess of $25 million without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of the foregoing (i) and (ii), for a period of 60 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate Principal of the Outstanding Securities; provided that if any such failure, default or acceleration referred to in this Section 4.1(d) shall cease or be cured, waived, rescinded or annulled, then such Event of Default shall be deemed to be likewise cured and any acceleration with respect thereto rescinded;

               (e) the entry by a court having jurisdiction in the premises of
(i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or
(ii) a decree or order adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

               (f) the commencement by the Company or any Significant Subsidiary, of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by the Company or any Significant Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary expressly in furtherance of any such action.

               A Default under clause (c) or (d) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% of the Principal of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (c) or (d) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

               The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default in the payment of the Principal of, or premium, if any, or Interest on any of the Securities when due or in the payment of any redemption or Purchase Right.

               SECTION 4.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

               If an Event of Default with respect to Outstanding Securities (other than an Event of Default specified in Section 4.1(e) or 4.1(f) hereof with respect to the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in Principal of the Outstanding Securities, by written notice to the Company, may declare due and payable 100% of the Principal and premium, if any, of all Outstanding Securities, plus any accrued and unpaid Interest and Additional Interest, if any, to the date of payment. Upon a declaration of acceleration, such Principal and premium, if any, and accrued and unpaid Interest and Additional Interest, if any, to the date of payment shall be immediately due and payable.

               If an Event of Default specified in Section 4.1(e) and 4.1(f) occurs with respect to the Company, the Principal and premium, if any, and accrued and unpaid Interest and Additional Interest, if any, on the Outstanding Securities shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

               The Holders either (a) through notice to the Trustee of not less than a majority of the Principal of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority of the Principal of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, rescind and annul an acceleration and its consequences (including waiver of any defaults) if:

               (1) all existing Events of Default, other than the nonpayment of a Defaulted Payment on the Securities which have become due solely because of the acceleration, have been remedied, cured or waived, and

               (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction;

provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 4.1(d) and the default with respect to the Instrument for money borrowed which gave rise to such Event of Default has ceased or been cured, waived, rescinded or annulled, then such Event of Default shall be deemed to be likewise cured and any acceleration with respect thereto rescinded. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

               SECTION 4.3. OTHER REMEDIES.

               If an Event of Default with respect to Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the Defaulted Payment or Interest due and payable on the Securities or to enforce the performance of any provision of the Securities.

               The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

               SECTION 4.4. WAIVER OF PAST DEFAULTS.

               The Holders, either (a) through the written consent of not less than a majority of the Principal of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority of the Principal of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

                       (1) set forth in Sections 4.1(a) and (b), provided,
               however, that subject to Section 4.7, the Holders of a majority of the Principal of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration); or

                       (2) in respect of a covenant or provision hereof which,
               under Section 7.2 hereof, cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

               Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

               SECTION 4.5. CONTROL BY MAJORITY.

               The Holders of a majority of the Principal of the Outstanding Securities (or the Holders of a majority in aggregate Principal of Securities outstanding represented at a meeting at which a quorum is present or by written resolution) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

                       (1) conflicts with any law or with this Indenture;

                       (2) the Trustee determines may be unduly prejudicial to
               the rights of the Holders not joining therein; or

                       (3) may expose the Trustee to personal liability.

               The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

               SECTION 4.6. LIMITATION ON SUIT.

               No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

                       (1) such Holder has previously given written notice to
               the Trustee of an Event of Default that is continuing;

                       (2) the Holders of at least 25% of the Principal of the
               Outstanding Securities shall have made written request to the Trustee to pursue the remedy;

                       (3) such Holder or Holders have offered to the Trustee
               indemnity satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

                       (4) the Trustee has failed to comply with the request for
               60 days after its receipt of such notice, request and offer of indemnity; and

                       (5) during such 60-day period, no direction inconsistent
               with such written request has been given to the Trustee by the Holders of a majority of the Principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

               SECTION 4.7. UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

               Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Principal, premium, if any, Redemption Price, Change of Control Purchase Price, Interest or Additional Interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates, to convert the Securities in accordance with Article 12 or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of such Holder.

               SECTION 4.8. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY THE TRUSTEE.

               The Company covenants that if:

                       (1) a Default or Event of Default is made in the payment
               of Interest or Additional Interest, if any, on any Security when such Interest or Additional Interest, if any, becomes due and payable and such Default or Event of Default continues for a period of 30 days; or

                       (2) a Default or Event of Default is made in the payment
               of the Principal on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration when due for purchase by the Company or otherwise,

then the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the entire Principal then due and payable (as expressed therein or as a result of any acceleration effected pursuant to
Section 4.2 hereof) on such Securities for any such amounts and, to the extent legally enforceable, Interest and Additional Interest, if any, on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               SECTION 4.9. TRUSTEE MAY FILE PROOFS OF CLAIM.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the Principal, premium, if any, Redemption Price, Change of Control Purchase Price, Interest or Additional Interest, if any, in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                       (1) to file and prove a claim for the whole amount of the
               Principal, premium, if any, Redemption Price, Change of Control Purchase Price, Interest or Additional Interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding and

                       (2) to collect and receive any monies, Common Stock,
               Applicable Stock or other property, payable or deliverable on any such claim and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.8.

               Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

               SECTION 4.10. RESTORATION OF RIGHTS AND REMEDIES.

               If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 4.11. RIGHTS AND REMEDIES CUMULATIVE.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.11, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 4.12. DELAY OR OMISSION NOT WAIVER.

               No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as applicable.

               SECTION 4.13. PRIORITIES.

               Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee:

               FIRST: to the payment of all amounts due to the Trustee under
        Section 5.8;

               SECOND: to Holders for amounts due and unpaid on the Securities for the Principal, premium, if any, Redemption Price, Change of Control Purchase Price, Interest or Additional Interest, if any, as applicable, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

               THIRD: any remaining amounts shall be repaid to the Company.

               The Trustee may fix a special record date and payment date for any payment to Holders pursuant to this Section 4.13. At least 15 days before such special record date, the Trustee shall mail to each Holder and the Company a notice that states the special record date, the payment date and the amount to be paid.

               SECTION 4.14. UNDERTAKING FOR COSTS.

               All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Principal of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of (i) payments pursuant to Section 4.7, repurchase rights in accordance with Article 11 or (iii) conversion rights in accordance with Article 12. This Section 4.14 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

               SECTION 4.15. WAIVER OF STAY OR EXTENSION LAWS.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 5

                                   THE TRUSTEE

               SECTION 5.1. CERTAIN DUTIES AND RESPONSIBILITIES.

               (a) Except during the continuance of an Event of Default,

                       (1) The Trustee undertakes to perform such duties and
               only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                       (2) In the absence of bad faith on its part, the Trustee
               may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements to this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

               (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                       (1) This paragraph (c) shall not be construed to limit
               the effect of paragraph (a) of this Section 5.1;

                       (2) The Trustee shall not be liable for any error of
               judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                       (3) The Trustee shall not be liable with respect to any
               action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority of the Principal of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

               (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 5.1.

               (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees and expenses of counsel).

               (f) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

               (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

               (h) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default is received by the Trustee pursuant to Section 14.2 hereof, and such notice references the Securities and this Indenture.

               (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

               (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

               SECTION 5.2. CERTAIN RIGHTS OF TRUSTEE.

               Subject to the provisions of Section 5.1 hereof and subject to
Section 315(a) through (d) of the TIA:

                       (1) The Trustee may conclusively rely on any document
               believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                       (2) Before the Trustee acts or refrains from acting, it
               may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                       (3) The Trustee may act through attorneys and agents and
               shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

                       (4) The Trustee shall not be liable for any action taken
               or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

                       (5) The Trustee may consult with counsel of its selection
               and the advice of such counsel as to matters of law or legal interpretation shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                       (6) Unless otherwise specifically provided in this
               Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                       (7) The permissive rights of the Trustee to do things
               enumerated in this Indenture shall not be construed as a duty unless so specified herein.

               SECTION 5.3. INDIVIDUAL RIGHTS OF TRUSTEE.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12 hereof.

               SECTION 5.4. MONEY HELD IN TRUST.

               Money held by the Trustee in trust hereunder shall not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

               SECTION 5.5. TRUSTEE'S DISCLAIMER.

               The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

               SECTION 5.6. NOTICE OF DEFAULTS.

               Within 90 days after the occurrence of any Default or Event of Default hereunder of which a Responsible Officer of the Trustee has received written notice, the Trustee shall give notice to Holders, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default described in Sections 4.1(a) or (b), the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the best interest of the Holders. The second sentence of this Section 5.6 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this

Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default.

               SECTION 5.7. REPORTS BY TRUSTEE TO HOLDERS.

               The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

               A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any and if required, on which the Securities and the Common Stock are listed. The Company shall promptly notify the Trustee if and when the Securities become listed on any stock exchange.

               SECTION 5.8. COMPENSATION AND INDEMNIFICATION.

               The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as agreed to in writing by the Trustee and the Company (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of such Persons. The obligations of the Company under this Section
5.8 to compensate and indemnify the Trustee and its officers, directors, employees and agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, in its capacity as Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

               SECTION 5.9. REPLACEMENT OF TRUSTEE.

               A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

               The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority of the Principal of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

               (i) the Trustee fails to comply with Section 5.10 hereof or
Section 310 of the TIA;

               (ii) the Trustee becomes incapable of acting;

               (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

               (iv) a Custodian or public officer takes charge of the Trustee or its property.

               If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority of the Principal of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

               Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.10.

               If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as applicable, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor Trustee's succession to the Holders. Upon payment of its charges, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its lien, if any, provided for in
Section 5.8 hereof. Notwithstanding replacement of the Trustee pursuant to this
Section 5.9 hereof, the Company's obligations under Section 5.8 hereof shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

               SECTION 5.10. SUCCESSOR TRUSTEE BY MERGER, ETC.

               Subject to Section 5.11 hereof, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the administration of this Indenture) to, another corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

               SECTION 5.11. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

               The Trustee shall at all times satisfy the requirements of
Section 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $50 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to Section 310(b) of the TIA.

               SECTION 5.12. COLLECTION OF CLAIMS AGAINST THE COMPANY.

               The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                    ARTICLE 6

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

               SECTION 6.1. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN
TERMS.

               The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                       (1) in the event that the Company shall consolidate with
               or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership, trust or other business entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

                       (2) in the event that the Company shall consolidate with
               or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the entity surviving such transaction or transferee entity is not the Company, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of all and any amounts when due on all the Securities and the performance of every covenant of this Indenture, the Securities and the Registration Rights Agreement (to the extent any obligations of the Company thereunder remain outstanding) on the part of the Company to be performed or observed and shall have provided for conversion rights provided in Article 12;

                       (3) immediately after giving effect to such transaction,
               no Default or Event of Default shall have occurred and be continuing; and

                       (4) the Company shall have delivered to the Trustee an
               Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

               SECTION 6.2. SUCCESSOR CORPORATION SUBSTITUTED.

               Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, in accordance with Section 6.1 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 6.1 hereof), except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                                   ARTICLE 7

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

               SECTION 7.1. WITHOUT CONSENT OF HOLDERS OF SECURITIES.

               Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

               (a) add to the covenants of the Company for the benefit of the Holders of Securities;

               (b) add collateral to secure the obligations of the Company under the Securities;

               (c) surrender any right or power herein conferred upon the Company;

               (d) provide for conversion rights of Holders of Securities if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

               (e) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;

               (f) add guarantors or obligors with respect to the Securities in addition to the Company;

               (g) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction);

               (h) comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

               (i) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Company, adversely affect the interests of the Holders of Securities in any material respect;

               (j) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities; and

               (k) make any changes or modifications to this Indenture necessary in connection with the registration of any Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (k) does not, in the good faith opinion of the Company and the Trustee, adversely affect the interests of the Holders in any material respect.

               SECTION 7.2. WITH CONSENT OF HOLDERS OF SECURITIES.

               Except as provided below in this Section 7.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority of the Principal of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority of the Principal of the Outstanding Securities represented and voting at such meeting pursuant to
Section 8.4.

               Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section
7.2 may not:

               (a) change the Stated Maturity of the Principal or premium, if any, or any installment of Interest and Additional Interest, if any, on, any Security;

               (b) reduce the Principal, Redemption Price, Change of Control Purchase Price of or Interest or Additional Interest, if any, payable on any Security;

               (c) change the currency of any amount owed or owing under the Security or any interest thereon from U.S. Dollars;

               (d) impair the right of any Holder to institute suit for the enforcement of any payment in or with respect to any Security;

               (e) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 9.2;

               (f) except as otherwise permitted or contemplated by the Indenture, adversely affect the purchase right of the Holders of the Securities as provided in Article 11 or the right of the Holders of the Securities to convert any Security as provided in Article 12;

               (g) modify the provisions of Article 10 in a manner adverse to the Holders of the Securities;

               (h) modify the provisions of Article 13 in a manner adverse to the Holders of the Securities;

               (i) modify any of the provisions of this Section, or reduce the percentage of voting interests required to waive a default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

               (j) reduce the requirements of Section 8.4 hereof for quorum or voting, or reduce the percentage of the Principal of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

               It shall not be necessary for any Act of Holders of Securities under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               SECTION 7.3. COMPLIANCE WITH TRUST INDENTURE ACT.

               Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

               SECTION 7.4. REVOCATION OF CONSENTS AND EFFECT OF CONSENTS OR VOTES.

               Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

               An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as applicable, the Holders of the requisite percentage of the Principal of the Outstanding Securities, and thereafter shall bind every Holder of Securities; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (j) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a Security which has consented to it or voted for it, as applicable, and every subsequent Holder of a Security or portion of a Security that evidences the same indebtedness as the Security of the consenting or affirmatively voting Holder, as applicable.

               SECTION 7.5. NOTATION ON OR EXCHANGE OF SECURITIES.

               If an amendment, supplement or waiver changes the terms of a
Security:

               (a) the Trustee may require the Holder of a Security to deliver such Securities to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or

               (b) if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

               Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

               SECTION 7.6. TRUSTEE TO SIGN AMENDMENT, ETC.

               The Trustee shall sign any amendment authorized pursuant to this
Article 7 if the Trustee reasonably determines the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the Trustee reasonably determines the amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign any amendment hereunder, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture and that all conditions precedent relating thereto have been complied with.

                                   ARTICLE 8

                        MEETING OF HOLDERS OF SECURITIES

               SECTION 8.1. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

               A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

               SECTION 8.2. CALL NOTICE AND PLACE OF MEETINGS.

               (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 14.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the Principal of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.1 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as applicable, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section 8.2.

               SECTION 8.3. PERSONS ENTITLED TO VOTE AT MEETINGS.

               To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

               SECTION 8.4. QUORUM; ACTION.

               The Persons entitled to vote a majority of the Principal of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the Principal of the Outstanding Securities which shall constitute a quorum.

               Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% of the Principal of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

               At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority of the Principal of Outstanding Securities represented and voting at such meeting.

               Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

               SECTION 8.5. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

               (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 14.4 hereof and the appointment of any proxy shall be proved in the manner specified in Section 14.4 hereof. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 14.4 hereof or other proof.

               (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as applicable, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority of the Principal of the Outstanding Securities represented at the meeting.

               (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 amount of Principal of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

               (d) Any meeting of Holders of Securities duly called pursuant to
Section 8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority of the Principal of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

               SECTION 8.6. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

               The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the amount of Principal and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 9

                                    COVENANTS

               SECTION 9.1. PAYMENT OF PRINCIPAL, REDEMPTION PRICE, CHANGE OF CONTROL PURCHASE PRICE AND INTEREST.

               The Company will duly and punctually pay the Principal, premium, if any, Redemption Price, Change of Control Purchase Price, Interest or Additional Interest, if any, on the Securities when and if at any time any such foregoing amounts are due and payable in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any Security, the date of any installment of Interest and Additional Interest, if any, or any other date such payment is otherwise due. If Additional Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to such effect stating (i) the amount of Additional Interest so payable and

(ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Additional Interest is payable.

               SECTION 9.2. MAINTENANCE OF OFFICES OR AGENCIES.

               The Company hereby appoints the Trustee's Corporate Trust Office as its office where Securities may be:

               (i) presented or surrendered for payment;

               (ii) surrendered for registration of transfer or exchange;

               (iii) surrendered for conversion;

and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

               The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, and the office and agency of State Street Bank and Trust Company, N.A., an Affiliate of the Trustee, which has an office at 61 Broadway, New York, New York 10006, Attention: Corporate Trust Administration (Network Associates, Inc., 5.25% Convertible Subordinated Notes due 2006) shall be such office or agency of the Company for such aforesaid purposes. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 14.2 hereof, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

               If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

               SECTION 9.3. CORPORATE EXISTENCE.

               Subject to Article 6 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right if (a) the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders or (b) the Company shall no longer continue to have such right as a result of a good faith, arms-length transaction with a Person that is not an Affiliate of the Company.

               SECTION 9.4. REPORTS.

               (a) The Company shall deliver to the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

               (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company, will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such Security designated by such Holder, as applicable, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such Security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of the date such security was last acquired from the Company or an "affiliate" (as defined under Rule 144 under the Securities Act) of the Company.

               SECTION 9.5. COMPLIANCE CERTIFICATE.

               The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officer's Certificate signed by two Officers of the Company (one of which must be the principal executive officer, principal financial officer or principal accounting officer) stating that in the course of the performance by the signers of their duties as Officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof.

               When any Registration Default (as defined in the Registration Rights Agreement) occurs, the Company shall promptly deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officer's Certificate specifying the nature of such Registration Default. In addition, the Company shall deliver to the Trustee on each Interest Payment Date during the continuance of a Registration Default and on the first Interest Payment Date following the cure of a Registration Default (to the extent that Additional Interest is then due and payable on such Interest Payment Date), an Officer's Certificate specifying the amount of Additional Interest which have accrued and which are then owing under the Registration Rights Agreement.

               SECTION 9.6. RESALE OF CERTAIN SECURITIES.

               During the period of two years after the last date of original issuance of any Securities, the Company shall not, and shall not permit any of its controlled "affiliates" (as defined under Rule 144 under the Securities Act) to, resell any Securities, or shares of Common

Stock issuable upon conversion of the Securities, which constitute "restricted securities" under Rule 144, that are acquired by any of them within the United States except pursuant to an effective registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.

                                   ARTICLE 10

                            REDEMPTION OF SECURITIES

               SECTION 10.1. OPTIONAL REDEMPTION.

               (a) At any time on or after August 20, 2004, except for Securities that it is required to purchase pursuant to Section 11.1 or required to convert pursuant to Section 12.1, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, and prior to the Stated Maturity of such Securities, upon notice as set forth in Section 10.4, at the Redemption Price (expressed in percentages of the Principal) set forth below if, but only if, redeemed on a Redemption Date occurring during the 12-month period beginning on of the dates indicated:


                                                             Redemption
                 During the Twelve Months Commencing            Price
                 -----------------------------------         ----------
                August 20, 2004.........................      101.3125%
                August 20, 2005.........................      100.0000%


               (b) If the Company exercises its option to redeem the Securities pursuant to this Section 10.1, a Holder may nevertheless exercise its right to have its Securities purchased pursuant to Section 11.1, if applicable, and to convert such Securities pursuant to Article 12, in each case, until the close of business two Business Days immediately preceding the Redemption Date.

               (c) The Company shall pay any Interest and Additional Interest, if any, to the Holder of the Securities called for redemption pursuant to
Section 10.1(a), accrued but not paid to, but excluding, the Redemption Date pursuant to Section 2.1(e); provided, however, that if the Redemption Date is an Interest Payment Date, the Company shall pay the Interest to the Holder of the Security at the close of business on the Regular Record Date with respect to such Interest Payment Date.

               SECTION 10.2. NOTICE TO TRUSTEE.

               If the Company elects to redeem Securities pursuant to the provisions of Section 10.1 hereof (such election to be ordered by a Board Resolution), it shall notify the Trustee at least 30 days prior to the intended Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) of (i) such intended Redemption Date, (ii) the amount of Principal of Securities to be redeemed and (iii) the CUSIP numbers of the Securities to be redeemed.

               SECTION 10.3. SELECTION OF SECURITIES TO BE REDEEMED.

               If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities on a pro rata basis or by lot. The Trustee may select for redemption portions of the Principal of Securities that have denominations larger than $1,000.

               Securities and portions thereof that the Trustee selects shall be in amount of Principal in integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

               The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the amount of Principal thereof to be redeemed.

               If any Security selected for partial redemption is converted or elected to be purchased in part before termination of the conversion right or purchase right with respect to the portion of the Security so selected, the converted or purchased portion of such Security shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such Security so converted or purchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion or purchase of such Security subject to Section 2.1(e). Securities which have been converted or purchased during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the amount of Principal of such Securities which has been or is to be redeemed.

               SECTION 10.4. NOTICE OF REDEMPTION.

               Notice of redemption shall be given in the manner provided in
Section 14.2 to the Holders of Securities to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date.

               All notices of redemption shall state:

                       (1) such intended Redemption Date;

                       (2) the Redemption Price and Interest and Additional
               Interest, if any, accrued and unpaid to, but excluding, the Redemption Date, if any;

                       (3) if fewer than all the Outstanding Securities are to
               be redeemed, the amount of Principal of Securities to be redeemed and the amount of Principal of Securities which will be Outstanding after such partial redemption;

                       (4) that on the Redemption Date the Redemption Price and
               Interest and Additional Interest, if any, accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed;

                       (5) the Conversion Price, the date on which the right to
               convert the Principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

                       (6) the place or places where such Securities are to be
               surrendered for payment of the Redemption Price and accrued and unpaid Interest and Additional Interest, if any, and

                       (7) the CUSIP number of the Securities.

               The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.7, and shall specify the serial numbers of Securities and the portions thereof called for redemption.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written requests delivered at least 20 days prior to the date of the mailing of such Notice (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Company.

               SECTION 10.5. EFFECT OF NOTICE OF REDEMPTION.

               Notice of redemption having been given as provided in Section
10.4 hereof, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid Interest) such Securities shall cease to bear Interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that if the Redemption Date is an Interest Payment Date, the installment of Interest on the Securities shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal and premium, if any, shall, until paid, bear Interest from the Redemption Date at the Interest Rate.

               SECTION 10.6. DEPOSIT AND PAYMENT OF REDEMPTION PRICE.

        Prior to or on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds sufficient to pay the Redemption Price, and accrued and unpaid Interest and Additional Interest, if any, in respect to all the Securities to be redeemed on that Redemption Date. The Trustee and Paying Agent shall then cause such funds to be paid to the Holders of the Securities being redeemed in accordance with this Article.

               If any Security delivered for redemption shall not be so redeemed by payment to the Holders thereof on the Redemption Date, the Principal of such Security shall, until it is redeemed, bear Interest on the Redemption Date to but not including the actual date of redemption at the applicable Interest Rate, and each such Security shall remain convertible into shares of Common Stock pursuant to Article 12 until such Security shall have been so redeemed.

               If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive Interest as provided in Section 2.1(e)) be paid to the Company upon request by the Company or, if then held by the Company, shall be discharged from such trust.

               SECTION 10.7. SECURITIES REDEEMED IN PART.

               Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 9.2 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in an amount of Principal equal to and in exchange for the unredeemed portion of the Security so surrendered.

                                   ARTICLE 11

           PURCHASE AT THE OPTION OF A HOLDER UPON A CHANGE OF CONTROL

               SECTION 11.1. PURCHASE RIGHT.

               (a) In the event that a Change in Control shall occur, each Holder shall have the right (the "PURCHASE RIGHT"), at the Holder's option, but subject to the provisions of Section 11.2 hereof, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the Principal thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section 11.3 (provided that no single Security may be purchased in part unless the portion of the Principal of such Security to be Outstanding after such purchase is equal to $1,000 or an integral multiple thereof), on the date (the "CHANGE OF CONTROL PURCHASE DATE") that is a Business Day no earlier than 30 days nor later than 60 days after the date of the Change of Control Notice at a purchase price equal to 100% of the Principal of the Securities to be purchased (the "CHANGE OF CONTROL PURCHASE PRICE"), plus accrued and unpaid Interest and Additional Interest, if any, to, but excluding, the Change of Control Purchase Date; provided, however, that (i) if the Change of Control Purchase Date is an Interest Payment Date, installments of Interest and Additional Interest, if any, on the Securities shall be payable to the

Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 2.1 hereof and (ii) no Holder shall have a Purchase Right upon a Change of Control unless prior to any payment of the Change of Control Purchase Price on the Change of Control Purchase Date the Company shall have made any applicable change of control offers required by the Company's Senior Debt and has purchased all Senior Debt validly tendered for payment in connection with such change of control offers.

               (b) Notwithstanding anything to the contrary stated in this
Section 11.1, the Company may elect to satisfy its obligation with respect to the Holders' Purchase Right (in cash or Applicable Stock or a combination thereof) by delivering to the applicable Holders the number of shares of Applicable Stock equal to (i) the Change of Control Purchase Price (to the extent not paid in cash) divided by (ii) 95% of the average of the Trading Prices per share of Applicable Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Change of Control Purchase Date; provided, however that the Company may not elect to satisfy its obligations with respect to the Holders' Purchase Right by delivering any shares of Applicable Stock in respect thereof unless the following conditions have been satisfied:

                       (1) the Company has not given a Change of Control Notice
               of an election to pay entirely in cash and it timely gives a Change of Control Notice including an election to purchase all or a specified percentage of the Securities with shares of Applicable Stock as provided herein;

                       (2) the shares of Applicable Stock have been registered
               under the Securities Act and the Exchange Act, in each case, if required;

                       (3) the Applicable Stock has been listed on a national
               securities exchange or such shares of Applicable Stock have been admitted for quotation in an inter-dealer quotation system of any registered United States national securities association;

                       (4) any necessary qualification or registration under
               applicable state securities laws has been obtained or an exemption from such qualification and registration is available; and

                       (5) the Trustee has received an Officers' Certificate and
               an Opinion of Counsel each stating that the shares of Applicable Stock to be issued by the Company in payment of the Change of Control Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Change of Control Purchase Price in respect of the Securities, will be validly issued, fully paid and non-assessable to such counsel's knowledge, free from preemptive rights under the certificate of incorporation or corresponding organizational document of the Company or the surviving corporation or any of the Reviewed Agreements, and, in the case of such Officers' Certificate, shall also set forth the number of shares of Applicable Stock to be issued for each $1,000 amount of Principal of Securities and the

               Trading Prices per share of Applicable Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Change of Control Purchase Date.

               If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the last day prior to the Change of Control Purchase Date and the Company has elected to purchase the Securities pursuant to this Section 11.1 through the issuance of shares of Applicable Stock, the Company shall pay the entire Change of Control Purchase Price of the Securities of such Holder or Holders in cash.

               Upon determination of the actual number of shares of Applicable Stock to be issued upon purchase of Securities pursuant to this Section 11.1, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's Web site or through such other public medium as the Company may use at that time.

               SECTION 11.2. CHANGE OF CONTROL NOTICE.

               No later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice of the Change of Control (the "CHANGE OF CONTROL NOTICE") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) pursuant to
Section 14.2. The Change of Control Notice shall include a form of notice (the "CHANGE OF CONTROL PURCHASE NOTICE") to be completed by the Holder and delivered to the Paying Agent pursuant to Section 11.3, and shall state the following:

                       (1) that it is a Change of Control Notice pursuant to
               this Section;

                       (2) the events causing a Change of Control and the date
               of such Change of Control;

                       (3) the procedures with which such Holder must comply to
               exercise its right to have its Securities purchased pursuant to
               Section 11.1, including the date by which the completed Change of Control Purchase Notice pursuant to Section 11.3 and the Securities the Holder elects to have purchased pursuant to
               Section 11.1 must be delivered to the Paying Agent in order to have such Securities purchased by the Company pursuant to Section 11.1, the name and address of the Paying Agent and that the Securities as to which a Change of Control Purchase Notice has been given may be converted, if they are otherwise convertible pursuant to Article 12, only if the completed and delivered Change of Control Purchase Notice has been withdrawn in accordance with the terms of the Indenture, the Holder's conversion rights pursuant to Article 12 and the Conversion Rate then in effect and any adjustments thereto;

                       (4) the Change of Control Purchase Date and the Change of
               Control Purchase Price;

                       (5) that, unless the Company defaults in making payment
               of such Change of Control Purchase Price, Interest and Additional Interest, if any, on the

               Securities surrendered for purchase by the Company will cease to accrue on and after the Change of Control Purchase Date;

                       (6) the CUSIP number of the Securities; and

                       (7) whether the Change of Control Purchase Price shall be
               paid by the Company in cash, by the delivery of Applicable Stock or a combination thereof and, if the Company elects to pay with a combination of cash and Applicable Stock, such notice shall provide the proportion of cash and Applicable Stock.

        No failure by the Company to give the foregoing Change of Control Notice shall limit any Holder's right to exercise its rights pursuant to Section 11.1 or affect the validity of the proceedings for the purchase of its Securities hereunder.

               SECTION 11.3. DELIVERY OF CHANGE OF CONTROL PURCHASE NOTICE; FORM OF CHANGE OF CONTROL PURCHASE NOTICE; WITHDRAWAL OF CHANGE OF CONTROL PURCHASE NOTICE.

               (a) The Company shall deliver, or cause the Trustee or Paying Agent, to deliver, to all Holders (and beneficial holders of the Securities) a form of Change of Control Purchase Notice, which with respect to Holders purchase rights set forth in Section 11.1, shall be delivered to such Holders at least 30 days prior to the Change of Control Purchase Date and, as set forth in
Section 11.2, shall be included in the Change of Control Notice; provided that the delivery of such form of Change of Control Purchase Notice to the Holders shall be made in the Company's name and at the Company's expense and the text of such form of Change of Control Purchase Notice shall be prepared by the Company pursuant to clause (b) of this Section.

               (b) The form of Change of Control Purchase Notice shall provide instructions regarding procedures with which holders must comply to exercise their rights pursuant to Section 11.1 and the completion of the Change of Control Purchase Notice and also shall state:

                       (1) that it is the Change of Control Purchase Notice
               pursuant to Sections 11.2 and 11.3 of the Indenture and must be completed by the Holder and delivered to the Paying Agent (and any beneficial holder of securities), together with the delivery of the holder's Securities for which the holder will exercise its purchase rights pursuant to Section 11.1, for such holder to receive the Change of Control Purchase Price;

                       (2) the name and address of the Paying Agent to, and the
               date by, which the completed Change of Control Purchase Notice and Securities must be delivered in order for the holder to receive the applicable purchase price;

                       (3) the portion of the Principal of the Security which
               the Holder will deliver to be purchased, which portion must be in amounts of Principal of $1,000 or an integral multiple thereof;

                       (4) any other procedures then applicable that the Holder
               must follow to exercise rights under Article 11 and a brief description of those rights;

                       (5) the Change of Control Purchase Date and the Change of
               Control Purchase Price;

                       (6) the procedures with which such Holder must comply to
               exercise its right to have its Securities purchased pursuant to
               Section 11.1, including the date by which the completed Change of Control Purchase Notice pursuant to Section 11.3 and the Securities the Holder elects to have purchased pursuant to
               Section 11.1 must be delivered to Paying Agent in order to have such Securities purchased by the Company pursuant to Section 11.1, the name and address of the Paying Agent, the Holder's conversion rights pursuant to Article 12, the Conversion Price then in effect and any adjustments thereto;

                       (7) the Holder's right to withdraw a completed and
               delivered Change of Control Purchase Notice, the procedures for withdrawing a Change of Control Purchase Notice, pursuant to clause (c) below and that Securities as to which a completed and delivered Change of Control Purchase Notice may be converted, if they are convertible only in accordance with Article 12, if the applicable completed and delivered Change of Control Purchase Notice has been withdrawn;

                       (8) that, unless the Company defaults in making payment
               on Securities for which a Change of Control Purchase Notice has been submitted, Interest and Additional Interest, if any, on such Securities will cease to accrue on the Change of Control Purchase Date; and

                       (9) the CUSIP number or numbers of the Securities.

               (c) Notwithstanding anything herein to the contrary, any Holder which has delivered a completed Change of Control Purchase Notice to the Paying Agent shall have the right to withdraw such Change of Control Purchase Notice by delivery of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Change of Control Purchase Notice at any time prior to the close of business on the Business Day immediately preceding the Change of Control Purchase Date specifying:

                       (1) the certificate number, if any, of the Security in
               respect of which such notice of withdrawal is being submitted;

                       (2) the Principal of the Security with respect to which
               such notice of withdrawal is being submitted; and

                       (3) the Principal, if any, of such Security which remains
               subject to the original Change of Control Purchase Notice and which has been or will be delivered for purchase by the Company.

The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Purchase Notice or written notice of withdrawal thereof.


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
               SECTION 11.4. EXERCISE OF PURCHASE RIGHTS.

               To exercise a purchase right pursuant to Section 11.1, a Holder must deliver to the Trustee at its offices on or prior to the close of business on the Business Day prior to the Change of Control Purchase Date the following:

                       (a) a completed Change of Control Purchase Notice, the
               form of which is contained in Exhibit C hereto; and

                       (b) the Securities or cause such Securities to be
               delivered through the facilities of the Depositary, as applicable, with respect to which the purchase right is being exercised, with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer, in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

               SECTION 11.5. DEPOSIT AND PAYMENT OF THE PURCHASE PRICE.

               (a) If a Holder has exercised its rights pursuant to Section 11.1 and has satisfied the conditions for the exercise of such rights in accordance with Section 11.4, then the Company shall, prior to 10:00 a.m. (New York City time) on the Business Day following the Change of Control Purchase Date deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds, Applicable Stock or a combination thereof, as applicable, if deposited on such Business Day sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which are to be purchased on such date following the Change of Control Purchase Date, and the Trustee or Paying Agent, as applicable shall pay the Holder the Change of Control Purchase Price, as applicable, multiplied by the Principal of Securities for which such rights were exercised on the Change of Control Purchase Date.

               (b) There shall be no purchase of any Securities pursuant to
Section 11.1 if there has occurred (prior to, on or after, as applicable, the giving, by the Holders of such Securities, of the required Change of Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change of Control Purchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Change of Control Purchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change of Control Purchase Price with respect to such Securities) in which case, upon such return, the Change of Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

               (c) If any Security delivered for purchase pursuant to Section
11.1 shall not be so paid on the Change of Control Purchase Date, the Principal of such Security shall, until it is paid, bear Interest from the Change of Control Purchase Date to but not including the date of actual payment hereunder at the Interest Rate, and each such Security shall remain convertible into shares of Common Stock pursuant to Article 12 until such Security shall have been paid.


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
               SECTION 11.6. EFFECT OF DELIVERY OF CHANGE OF CONTROL PURCHASE NOTICE AND PURCHASE.

               (a) Upon receipt by the Paying Agent of a Change of Control Purchase Notice, the Holder of the Security in respect of which such Change of Control Purchase Notice was delivered shall (unless such Change of Control Purchase Notice is withdrawn pursuant to Section 11.3(c)) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security, and, if applicable, any accrued and unpaid Interest pursuant to
Section 2.1(e). Securities in respect of which a Change of Control Purchase Notice has been delivered by the Holder thereof may not be converted pursuant to
Article 12 on or after the date of the delivery of such Change of Control Purchase Notice unless such Change of Control Purchase Notice which has been completed and delivered to the Paying Agent has first been validly withdrawn pursuant to Section 11.3(c).

               (b) All Securities delivered for purchase shall be canceled by the Trustee or Paying Agent, as applicable.

               SECTION 11.7. PHYSICAL SECURITIES PURCHASED IN PART.

               Any Physical Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in Principal equal to, and in exchange for, the portion of the Principal of the Security so surrendered which is not purchased.

               SECTION 11.8. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES.

               When complying with the provisions of this Article 11 (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company, if required by applicable law, shall (a) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act and (c) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under this Article 11 to be exercised in the time and in the manner specified in this Article 11.

               SECTION 11.9. REPAYMENT TO THE COMPANY.

               The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon (subject to the provisions of Section 5.4), held by them for the payment of the Change of Control Purchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section
11.5 exceeds the aggregate Change of Control Purchase Price of the Securities or


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portions thereof which the Company is obligated to purchase on the purchase date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following such purchase date, the Trustee or Paying Agent, as applicable, shall return any such excess to the Company together with interest or dividends, if any, thereon, subject to the provisions of Section 5.4.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES

               SECTION 12.1. CONVERSION RIGHT; EXPIRATION OF CONVERSION RIGHT; CONVERSION PRICE.

               (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder at any time and from time to time, any Security or any portion of the Principal thereof which is an integral multiple of $1,000 may be converted at the Principal thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

               (b) The conversion right set forth in clause (a) above shall expire at the close of business on the Stated Maturity. In case a Security or portion thereof is called for redemption pursuant to Article 10, such conversion right in respect of the Security or the portion so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its Purchase Right pursuant to Article 11 with respect to a Security or portion thereof, such Holder must first withdraw the Change of Control Purchase Notice in accordance with Section 11.3(c) hereto and such conversion right in respect of the Security or portion thereof shall expire at the close of business on the Business Day immediately preceding the Change of Control Purchase Date.

               (c) The price at which shares of Common Stock shall be delivered upon conversion (the "CONVERSION PRICE") shall be initially equal to $18.07 per share of Common Stock, subject to adjustment, in certain instances, as provided in Section 12.4.

               (d) No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article 12.

               (e) A Security in respect of which a holder has delivered a Change of Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with Section 11.3(c).

               SECTION 12.2. EXERCISE OF CONVERSION RIGHT

               (a) To exercise the conversion right with respect to a Physical Security, a Holder must (1) deliver a completed conversion notice, the form of which is provided in Exhibit B, to


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
the Depositary stating that the Holder elects to convert such Physical Security or, if less than the entire Principal thereof is to be converted, the portion thereof to be converted, (2) deliver duly signed completed conversion notice and the Physical Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, (3) pay all Interest to which the Holder is not entitled, if any, pursuant to Section 2.1(e) and (4) pay any transfer taxes or other applicable taxes or duties, if required.

               (b) To convert interests in a Global Security, issued pursuant to Rule 144A, a Holder must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program.

               (c) To the extent required by Section 2.1(e), Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date shall be accompanied by payment by such Holder in immediately available funds to the Company of an amount equal to the Interest to be received on such Interest Payment Date on the Principal of Securities being surrendered for conversion.

               (d) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

               (e) In the case of any Security which is converted in part only, or a Holder converts less than the Principal it owns at such time, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in Principal equal to the unconverted portion of the Principal of such Securities.

               (f) As promptly as practicable on or after the Conversion Date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of such Securities, together with payment in lieu of any fraction of a share as provided in Section 12.3 hereof. The Company hereby initially appoints State Street Bank and Trust Company of California, N.A. as the Conversion Agent.

               (g) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

               (h) If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to


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be registered in a name other than that of the Holder of such Restricted
Security, such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in Exhibit B annexed hereto, dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. None of the Trustee, any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder of shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed certificate.

               SECTION 12.3. FRACTIONS OF SHARES.

               No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issued upon conversion thereof shall be computed on the basis of the Principal of the Securities (or specified portions thereof) so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Trading Price of the shares of Common Stock as of the Trading Day preceding the Conversion Date.

               SECTION 12.4. ADJUSTMENT OF CONVERSION PRICE.

               The Conversion Price shall be subject to adjustment, calculated in good faith by the Company, from time to time as follows:

               (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the Conversion Record Date shall be reduced by multiplying such Conversion Price by a fraction:

                       (1) the numerator of which shall be the number of shares
               of Common Stock outstanding at the close of business on the Conversion Record Date fixed for such determination; and

                       (2) the denominator of which shall be the sum of such
               number of shares referred to in (1) above and the total number of shares constituting such dividend or other distribution.

               Such reduction shall become effective immediately after the opening of business on the day following the Conversion Record Date. If any dividend or distribution of the type described in this Section 12.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be


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
proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (c) In case the Company shall issue rights or warrants (other than any rights or warrants issued pursuant to a rights plan (commonly referred to as a "poison pill" plan) referred to in Section 12.4(d)) to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the Conversion Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Conversion Record Date by a fraction:

                       (1) the numerator of which shall be the number of shares
               of Common Stock outstanding at the close of business on the Conversion Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price; and

                       (2) the denominator of which shall be the number of
               shares of Common Stock outstanding on the close of business on the Conversion Record Date, plus the total number of additional shares of Common Stock so offered for subscription or purchase.

               Such adjustment shall become effective immediately after the opening of business on the day following the Conversion Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the Conversion Record Date had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

               (d) (i) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of the Company (other than any dividends or distributions to which Section 12.4(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in
Section 12.4(c), (2) dividends or distributions of stock, securities or other property or assets


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
(including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.11 applies and (3) dividends and distributions paid exclusively in cash to which Section 12(e) applies (such Capital Stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 12.4(d) called the "DISTRIBUTED ASSETS"), then, in each such case, subject to clauses (ii) and (iii) of this Section 12.4(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                       (1) the numerator of which shall be the Current Market
               Price on such date, less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Conversion Record Date); and

                       (2) the denominator of which shall be such Current Market
               Price;

provided, however, that if the Distributed Assets consist of shares of capital stock of a Subsidiary, the Company may, at its option and in lieu of the foregoing adjustment, elect to make adequate provision so that each Holder of Securities shall have the right to receive upon conversion the amount of such shares of capital stock of such Subsidiary that such Holder of Securities would have received if such Holder of Securities had converted such Securities on the Conversion Record Date.

               Such reduction in the Conversion Price shall become effective immediately prior to the opening of business on the day following the Conversion Record Date. However, in the event that the then Fair Market Value (as so determined) of the portion of the distributed assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of Distributed Assets such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (ii) If the Board of Directors determines the Fair Market Value of any Distributed Assets with respect to any distribution for purposes of this
Section 12.4(d) by reference to the actual or when issued trading market for any Distributed Assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.


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
               (iii) Under the provisions of the Rights Agreement, upon conversion of the Securities into Common Stock, to the extent the Rights Agreement is still in effect upon such conversion, the Holders of Securities will receive, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock (as provided for therein) prior to the time of conversion), subject to the limitations set forth in the Rights Agreement. In the event such Holders receive such rights, there will be no adjustment to the Conversion Price pursuant to this Section 12.4. In the event such Holders do not receive such rights upon conversion of the Securities for any reason, then an adjustment shall be made to the Conversion Price to the extent provided for in the other provisions of this Section 12.4.

               (iv) Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events specified in such rights or warrants or related instruments or agreements governing the same (a "TRIGGER EVENT"):

                       (1) are deemed to be transferred with such shares of
               Common Stock;

                       (2) are not exercisable; and

                       (3) are also issued in respect of future issuances of
               Common Stock;

shall be deemed not to have been distributed for purposes of this Section 12.4(d) (and no adjustment to the Conversion Price under this Section 12.4(d) will be required) until the occurrence of the earliest Trigger Event; provided that (1) if such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and the Conversion Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof); and (2) in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 12.4(d):

                       (1) in the case of any such rights or warrants which
               shall all have been redeemed or purchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or purchase to give effect to such distribution or Trigger Event, as applicable, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or purchase; and

                       (2) in the case of such rights or warrants which shall
               have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.


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
               For purposes of this Section 12.4(d) and Sections 12.4(a), 12.4(b) and 12.4(c), any dividend or distribution to which this Section 12.4(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 12.4(b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12.4(c) applies (or any combination thereof), shall be deemed instead to be:

               (B) a dividend or distribution of the evidences of indebtedness, assets, shares of Capital Stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 12.4(a), 12.4(b) and 12.4(c) apply, respectively (and any Conversion Price reduction required by this Section 12.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

               (C) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(a), 12.4(b) and 12.4(c) with respect to such dividend or distribution shall then be made), except:

                (I) the Conversion Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Conversion Record Date fixed for such determinations" and "Conversion Record Date" within the meaning of
                        Section 12.4(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 12.4(b), and (z) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Conversion Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Conversion Record Date" within the meaning of Section 12.4(c); and

                (II) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

               (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.11 applies or as part of a distribution referred to in Section 12.4(d)), in an aggregate amount that, combined together with:

                       (1) the aggregate amount of any other such distributions
               to all holders of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.4(e) has been made; and


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
                       (2) the aggregate of any cash plus the Fair Market Value
               (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 12.4(f) has been made;

exceeds 10% of the product of the Current Market Price on the Conversion Record Date with respect to such distribution multiplied by the number of shares of Common Stock outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Conversion Record Date by a fraction:

                       (1) the numerator of which shall be equal to the Current
               Market Price on the Conversion Record Date less an amount equal to the quotient of (x) the excess of such combined cash and Fair Market Value amount over such 10% divided by (y) the number of shares of Common Stock outstanding on the Conversion Record Date, and

                       (2) the denominator of which shall be equal to the
               Current Market Price on such date.

               However, in the event that the then Fair Market Value (as so determined) of the portion of the securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

               (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that combined together with:

                       (1) the aggregate of the cash plus the Fair Market Value
               (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12


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
               months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.4(f) has been made; and

                       (2) the aggregate amount of any distributions to all
               holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.4(e) has been made, exceeds 10% of the product of the Current Market Price as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender offer (as it may be amended) multiplied by the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction:

                       (1) the numerator of which shall be the number of shares
               of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time; and

                       (2) the denominator shall be the sum of (x) the Fair
               Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time

               Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this
Section 12.4(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this
Section 12.4(f).

               (g) For purposes of this Section 12.4, the following terms shall have the meanings indicated:

                       (1) "CURRENT MARKET PRICE" of shall mean the average of
               the daily Trading Prices per share of Common Stock (or such other security as specified herein) for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that if:

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
                               (i) the "ex" date (as hereinafter defined) for
                       any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b),
                       (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Trading Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

                               (ii) the "ex" date for any event (other than the
                       issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

                               (iii) the "ex" date for the issuance or
                       distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Trading Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.4(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

               For purposes of any computation under Section 12.4(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Trading Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b),
(c), (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Trading Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Trading Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

               (I) with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Trading Price was obtained without the right to receive such issuance or distribution;


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
               (II) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

               (III) with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

               Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                       (2) "FAIR MARKET VALUE" shall mean, if there is a current
               market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market for such asset, debt or transaction, the amount determined in good faith by the Board of Directors that represents its determination of the fair market value of the asset.

                       (3) "CONVERSION RECORD DATE" shall mean, with respect to
               any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               The Company may make such reductions in the Conversion Price, in addition to those required by Sections 12.4(a), (b), (c), (d), (e) or (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any even treated as such for income tax purposes or otherwise.

               (h) No adjustment need be made for (i) a transaction referred to in Sections 12.4 or 12.11 if Holders participate in the transaction without conversion on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of shares of Common Stock participate in the transaction; (ii) the issuance and distribution of rights to purchase shares of Common Stock pursuant to (A) a Company plan for reinvestment of dividends or interest, (B) a change in the par value or no par value of the shares of Common Stock or (C) to the extent the Securities become convertible pursuant to this Article 12 in whole or in part into cash, with respect to such cash after such cash is distributed to the Holders in satisfaction of such conversion right.


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
               (i) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holders, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and the Conversion Agent and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

               (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 12.4(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.

               (k) No adjustment in Conversion Price shall be required if the Fair Market Value of any assets, debt securities or rights, warrants or options to purchase the securities of the Company, including but not limited to Common Stock, in each case applicable to each share of Common Stock are distributed to the Company's stockholders and such Fair Market Value either equals or exceeds the Current Market Price or such Current Market Price exceeds the such Fair Market Price Value by an amount not exceeding $1.00; provided, however, that any adjustments which by reason of this Section 12.4(k) are not required to be made shall be distributed upon conversion of any Security in an amount of assets, securities or rights, warrants or options comprising the distribution that a Holder would have received if such Holder had converted such Security immediately prior to the Conversion Record Date.

               (l) In any case in which this Section 12.4 provides that an adjustment shall become effective immediately after a Conversion Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any security converted after such Conversion Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 12.3.

               (m) For purposes of this Section 12.4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.


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
               SECTION 12.5. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

               Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 12.4(i) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder pursuant to Section 14.2 within 20 days prior to the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment. The Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Price unless and until a Responsible Officer of the Trustee shall have received such Officer's Certificate.

               SECTION 12.6. NOTICE PRIOR TO CERTAIN ACTIONS.

               In case at any time after the date hereof:

                       (1) the Company shall declare a dividend (or any other
               distribution) on its Common Stock that would result in an adjustment to the Conversion Price pursuant to this Article 12;

                       (2) the Company shall authorize the granting to the
               holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights;

                       (3) there shall occur any reclassification of the Common
               Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

                       (4) there shall occur the voluntary or involuntary
               dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.2, and shall cause to be provided to the Trustee and all Holders in accordance with Section 14.2, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

               (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders


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
of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

               (B) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

               Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 12.6.

               SECTION 12.7. COMPANY TO RESERVE COMMON STOCK.

               The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Securities, the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Outstanding Securities.

               SECTION 12.8. COMMON STOCK TO BE FULLY PAID AND NONASSESSABLE.

               The Company covenants that all Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.9, the Company will pay all taxes, liens and charges with respect to the issue thereof.

               SECTION 12.9. TAXES ON CONVERSIONS.

               Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant to Article 12. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

               SECTION 12.10. CANCELLATION OF CONVERTED SECURITIES.

               All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee.

               SECTION 12.11. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

               If any of following events occur:


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
                       (1) any reclassification or change of the outstanding
               shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

                       (2) any merger, consolidation, statutory share exchange
               or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

                       (3) any sale or conveyance of the properties and assets
               of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then (A) the Company or the successor or purchasing corporation, as applicable, shall execute with the Trustee a supplemental indenture (which shall comply with this Indenture and the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such security shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each shares of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 12.11 the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
12. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Purchase rights set forth in Article 11.


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
               The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

               The above provisions of this Section shall apply to successive or series of related reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

               If this Section 12.11 applies to any event or occurrence, Section
12.4 shall not apply.

               SECTION 12.12. RESPONSIBILITY OF TRUSTEE FOR CONVERSION
PROVISIONS.

               The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE 13

                                  SUBORDINATION

               SECTION 13.1. SUBORDINATION TO SENIOR DEBT.

               (a) The Company covenants and agrees, and each Holder of Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 13; and each Person holding any such Security whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

               The payment of the Principal, premium, if any, Redemption Price, Change of Control Purchase Price and Interest or Additional Interest, if any, in respect of all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or other payment satisfactory to


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the holders of Senior Debt of all Senior Debt of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

               No provision of this Article 13 shall prevent the occurrence of any Default or Event of Default hereunder.

               (b) No payment shall be made with respect to the payment of Principal, premium, if any, Redemption Price, Change of Control Purchase Price and Interest or Additional Interest, if any, on the Securities, except payments and distributions made by the Trustee as permitted by Section 13.7, if:

                       (i) a default in any payment obligations in respect of Senior Debt occurs and is continuing, without regard to any applicable period of grace (whether at maturity or at a date fixed for payment or by declaration or otherwise); or

                       (ii) any other default occurs and is continuing with respect to Designated Senior Debt that permits the holders of such Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a notice of the default (a "PAYMENT BLOCKAGE NOTICE") from a holder of Designated Senior Debt, a Representative of Designated Senior Debt or the Company.

               If the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 days (it being acknowledged that (x) any action of the Company or any of its Subsidiaries occurring subsequent to delivery of a Payment Blockage Notice that would give rise to any event of default pursuant to any provision of Senior Debt under which an event of default previously existed (or was continuing at the time of delivery of such Payment Blockage Notice) shall constitute a new event of default for this purpose and (y) any breach of a financial covenant giving rise to a nonpayment default for a period ending subsequent to the date of delivery of the respective Payment Blockage Notice shall constitute a new event of default for this purpose.)

               The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

                       (1) in case of a default referred to in clause (i) above,
               the date upon which the default is cured or waived in accordance with the terms of the governing instrument or ceases to exist, or

                       (2) in the case of a default referred to in clause (ii)
               above, the date upon which the default is cured, waived in accordance with the terms of the governing instrument or ceases to exist or 179 days pass after notice is received if the maturity of such Designated Senior Debt has not been accelerated,


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
unless this Article 13 otherwise prohibits the payment or distribution at the time of such payment or distribution.

               Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization or bankruptcy of the Company, whether voluntary or involuntary or insolvency, receivership or similar proceedings relating to the Company or its property, or an assignment for the benefit of creditors or any marshaling of the Company's assets or liabilities, all amounts due or to become due upon all Senior Debt shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Debt, or provision is made for such payment in cash or other payment satisfactory to the holders of Senior Indebtedness, before any payment is made on account of the Principal, premium, if any, Redemption Price, Change of Control Purchase Price or Interest or Additional Interest, if any, in respect of the Securities (except payments made pursuant to Article 3 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution or winding-up or liquidation or reorganization or bankruptcy of the Company, whether voluntary or involuntary or insolvency, receivership or similar proceedings relating to the Company or its property, or an assignment of the benefit of creditors or any marshaling of the Company's assets or liabilities), and upon any such dissolution or winding-up or liquidation or reorganization or bankruptcy of Company, whether voluntary or involuntary or insolvency, receivership or similar proceedings relating to the Company or its property, or an assignment of the benefit of creditors or any marshaling of the Company's assets or liabilities, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled, except for the provisions of this Article 13, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee if received by them or it, directly to the holders of Senior Debt (pro rata to such holders on the basis of the respective amounts of Senior Debt held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Debt may have been issued, as their respective interests may appear to the extent necessary to pay all such Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Holders or to the Trustee.

               In the event any Securities are declared due and payable before their Stated Maturity pursuant to Section 4.2, then and in such event the Company shall promptly notify holders of its Senior Debt of such acceleration. The Company may not pay the Securities until 120 days have passed after such acceleration occurs and may thereafter pay the Securities if this Article 13 permits the payment at that time.

               In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing provisions in this Section 13.1, shall be received by the Trustee or the Holders of the Securities before all Senior Debt of the Company is paid in full in cash or other payment


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satisfactory to the holders of such Senior Debt, or provision is made for such payment in cash or other payment satisfactory to the holders of such Senior Debt, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness of the Company or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Senior Debt may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all such Senior Debt remaining unpaid to the extent necessary to pay all such Senior Debt in full in cash or other payment satisfactory to the holders of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt.

               For purposes of this Article 13, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 13 with respect to the Securities to the payment of all Senior Debt of the Company which may at the time be outstanding; provided that (i) such Senior Debt is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Debt (other than leases that are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 6 hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.1 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 6 hereof.

               SECTION 13.2. Subrogation.

               Subject to the payment in full of all Senior Debt to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 13.1 hereof, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Debt until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Debt, and the Holders of the Securities, no such payment or distribution made to the holders of Senior Debt by virtue of this Article 13 which otherwise would have been made to the holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Debt, provided that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Debt, on the other hand.

               SECTION 13.3. Obligation of the Company is Absolute and Unconditional.

               Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the Principal, premium, if any, and Interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt, nor shall anything contained herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

               SECTION 13.4. Maturity of or Default on Senior Debt.

               Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all Principal of or premium, if any, or interest on, or other payment obligations in respect of all such matured Senior Debt shall first be paid in full, or such payment shall have been duly provided for, before any payment on account of Principal, or premium, if any, or Interest is made upon the Securities.

               SECTION 13.5. Payments on Securities Permitted.

               Except as expressly provided in this Article, nothing contained in this Article shall affect the obligation of the Company to make, or prevent the Company from making, payments of the Principal of, premium, if any, or Interest on the Securities in accordance with the provisions hereof and thereof, or shall prevent the Trustee or any Paying Agent from applying any moneys deposited with it hereunder to the payment of the Principal of or Interest on the Securities.

               SECTION 13.6. Effectuation of Subordination by Trustee.

               Each Holder of Securities, by such Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 13 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

               Upon any payment or distribution of assets of the Company referred to in this Article 13, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other Person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, and as to other facts pertinent to the right of such Persons under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Persons pending judicial determination as to the right of such Persons to receive such payment.

               SECTION 13.7. Knowledge of Trustee.

               Notwithstanding the provision of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Debt, of any default in payment of Principal of, premium, if any, or interest on, or other payment obligation in respect of any Senior Debt, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless a Responsible Officer of the Trustee having responsibility for the administration of the trust established by this Indenture shall have received written notice thereof from the Company, any Holder of Securities, any Paying or Conversion Agent of the Company or the holder or representative of any class of Senior Debt, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such default or facts exist; provided, however, that unless on the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose the Trustee shall have received the notice provided for in this Section 13.7, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

               SECTION 13.8. Trustee's Relation to Senior Debt.

               The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt at the time held by it, to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

               Nothing contained in this Article shall apply to claims of or payments to the Trustee under or pursuant to Section 5.8 hereof.

               With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article or otherwise.

               SECTION 13.9. Rights of Holders of Senior Debt Not Impaired.

               No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

               SECTION 13.10. Modification of Terms of Senior Debt.

               Any renewal or extension of the time of payment of any Senior Debt or the exercise by the holders of Senior Debt of any of their rights under any instrument creating or evidencing Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.

               No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions or any applicable document, shall in any way alter or affect any of the provisions of this Article or of the Securities relating to the subordination thereof.

               SECTION 13.11. Certain Conversions Not Deemed Payment.

               (a) For the purposes of this Article 13 only:

                       (1) the issuance and delivery of junior securities upon
               conversion of Securities in accordance with Article 12 hereof or with respect to the payment of the Change of Control Purchase Price in accordance with Article 11 hereof shall not be deemed to constitute a payment or distribution on account of the Principal, or premium, if any, or Interest on Securities or on account of the purchase or other acquisition of Securities, and

                       (2) the payment, issuance or delivery of cash (except in
               satisfaction of fractional shares pursuant to Section 12.3 hereof or fractional shares pursuant to the payment of the Change of Control Purchase Price in accordance with Article 11 hereof), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the Principal of premium, if any, or Interest on such Security.

               (b) For the purposes of this Section 13.11, the term "junior securities" means:

                       (1) shares of any Common Stock of the Company; or

                       (2) other securities of the Company that are subordinated
               in right of payment to all Senior Debt that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent that, the Securities are so subordinated as provided in this Article.

               (c) Nothing contained in this Article 13 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Debt) and the Holders of Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 12 hereof.

                                   ARTICLE 14

                     OTHER PROVISIONS OF GENERAL APPLICATION

               SECTION 14.1. TRUST INDENTURE ACT CONTROLS.

               This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

               SECTION 14.2. NOTICES.

               Any notice or communication to the Company or the Trustee is duly given if in writing (which may be by facsimile with the original to follow) and delivered in person or mailed by first-class mail to the address set forth below:

               (a) if to the Company:

               Networks Associates, Inc.
               3965 Freedom Circle
               Santa Clara, California  95054
               Attn:  Kent Roberts, General Counsel and Executive Vice President
               Fax:  (972) 855-2796
               Telephone: (408) 346-3718

               With a copy to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, California  94304
               Attn.:  John A. Fore
               Fax:   (650) 845-5000
               Telephone: (650) 320-4651

               (b) if to the Trustee:

               State Street Bank and Trust Company of California, N.A.
               633 West 5th Street, 12th Floor
               Los Angeles, California  90071
               Attn.: Corporate Trust Administration (Networks Associates, Inc.,
                      5.25% Convertible Subordinated Notes due 2006)

               The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication to a Holder shall be mailed by first class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders. If the company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

               If a notice or communication is mailed or sent in the manner provided above within the time prescribed it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

               SECTION 14.3. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

               Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

               SECTION 14.4. ACTS OF HOLDERS OF SECURITIES.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by:

                       (1) one or more instruments of substantially similar
               tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

                       (2) the record of Holders of Securities voting in favor
               thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

                       (3) a combination of such instruments and any such
               record.

               Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

               (c) The Principal and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

               (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same

Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               SECTION 14.5. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished; provided however, that, at any time that an Opinion of Counsel is required to be delivered hereunder, the opining counsel may, with the consent of the Trustee, deliver to the Trustee the Opinion of Counsel in question addressed to a party other than the Trustee with text to the effect that the Trustee may rely on such opinion rather than by delivering a separate Opinion of Counsel to the Trustee directly.

               SECTION 14.6. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

               Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                       (1) a statement that each individual signing such
               certificate or opinion on behalf of the Company, has read such covenant or condition and the definitions herein relating thereto;

                       (2) a brief statement as to the nature and scope of the
               examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                       (3) a statement that, in the opinion of each such
               individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                       (4) a statement as to whether, in the opinion of each
               such individual, such condition or covenant has been complied with.

               SECTION 14.7. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 14.8. SUCCESSORS AND ASSIGNS.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

               SECTION 14.9. SEPARABILITY CLAUSE.

               In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 14.10. BENEFITS OF INDENTURE.

               Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

               SECTION 14.11. GOVERNING LAW.

               THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 14.12. COUNTERPARTS.

               This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

               SECTION 14.13. LEGAL HOLIDAYS.

               In any case where any Interest Payment Date, Redemption Date, Change of Control Purchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities) payment of Principal or premium, if any, on or Interest and Additional Interest, if any, on or conversion of the Securities, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date, Change of Control Purchase Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no Interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Change of Control Purchase Date or Stated Maturity, as applicable.

               SECTION 14.14. RECOURSE AGAINST OTHERS.

               No recourse for the payment of the Principal or premium, if any, of or Interest and Additional Interest, if any, on any Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director or manager, as such, past, present or future, of the Company of any successor entity to either the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                            NETWORKS ASSOCIATES, INC.

                            By:           /s/ Kent H. Roberts
                               -------------------------------------------
                               Name:      Kent H. Roberts
                               Title:     EVP and General Counsel

                           STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE AND NOT IN ITS INDIVIDUAL CAPACITY.


                            By:           /s/ Paula Oswald
                              -------------------------------------------
                               Name:      Paula Oswald
                               Title:     Vice President

                                                                       EXHIBIT A

                               [FORM OF SECURITY]

               [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.](1)

               THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

                (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, OR IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT;

                (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO NETWORKS ASSOCIATES, INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) TO AN INSTITUTIONAL INVESTOR THAT IT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT OF 1933 PURSUANT TO AN EXEMPTION FROM REGISTRATION


--------
(1) This legend should be included only if the Security is issued as a Global Security.

                        UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

                (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                            NETWORKS ASSOCIATES, INC.

                  5.25% CONVERTIBLE SUBORDINATED NOTE DUE 2006

CUSIP NO.

NO. ________                                                          $_________

               NETWORKS ASSOCIATES, INC., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "COMPANY"), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of______________________________________
U.S. Dollars ($_____________) on August 15, 2006.

               Interest Payment Dates: February 15 and August 15, commencing February 15, 2002.

               Regular Record Dates: February 1 and August 1.

               Reference is hereby made to the further provisions of this Security set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.

                                    NETWORKS ASSOCIATES, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Dated:


Trustee's Certificate of Authentication

This is one of the 5.25%
Convertible Subordinated Notes due
2006 described in the within-named
Indenture.

STATE STREET BANK AND TRUST COMPANY
OF CALIFORNIA, N.A., as Trustee


By:
   -------------------------------------------
   Authorized Signatory

Dated:

                            NETWORKS ASSOCIATES, INC.

                  5.25% CONVERTIBLE SUBORDINATED NOTE DUE 2006

               1. INDENTURE; SECURITIES

               This Security is one of a duly authorized series of the 5.25% Convertible Subordinated Notes due 2006 (the "SECURITIES") of Networks Associates, Inc., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "COMPANY"), issued under an Indenture, dated as of August 17, 2001 (the "INDENTURE"), between the Company and State Street Bank and Trust Company of California, N.A., as trustee (the "TRUSTEE"). The terms of the Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

               2. PRINCIPAL AND INTEREST.

               The Company promises to pay Interest on the Principal of the Securities at the Interest Rate from the date of issuance until repayment in full at Stated Maturity, redemption or purchase. The Company will pay Interest on this Security semiannually in arrears on February 15 and August 15 of each year (each, an "INTEREST PAYMENT DATE"), commencing February 15, 2002.

        The Securities shall bear Interest from August 17, 2001 until the Principal thereof is paid or made available for payment, or until such date on which the Securities are converted, redeemed or purchased as provided herein. Interest shall be payable semiannually in arrears on each Interest Payment Date.

        Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month, and payable in the manner specified in the Indenture.

               3. METHOD OF PAYMENT.

               Interest on this Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest. Principal of, premium, if any, and Interest on, Global Securities will be payable, for the benefit of the holders of this Security, to the Depositary in immediately available funds.

               Principal on Physical Securities will be payable at the office or agency of the Company maintained for such purpose, which shall initially be an office or agency of the Trustee located in New York, New York. Interest on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Regular Record Date by a Holder of an aggregate Principal in excess of $5,000,000, wire transfer in immediately available funds.

               4. PAYING AGENT AND REGISTRAR.

               Initially, State Street Bank and Trust Company of California, N.A. will act as Paying Agent and Registrar. The Company may change the Paying Agent or Registrar without notice to any Holder.

               5. OPTIONAL REDEMPTION

               At any time on or after August 20, 2004, except for Securities that the Company is required to purchase pursuant to Section 11.1 of the Indenture or the Company is required to convert pursuant to Section 12.1 of the Indenture, the Company may, at its option, redeem this Security in whole at any time or in part from time to time, and prior to the Stated Maturity of the Security, upon notice as set forth in Section 10.4 of the Indenture, at the Redemption Price (expressed in percentages of the Principal) set forth below if, but only if, redeemed on a Redemption Date occurring during the 12-month period beginning on the dates indicated:


                                                                 Redemption
                During the Twelve Months Commencing                 Price
                -----------------------------------              ----------
                August 20, 2004.........................          101.3125%
                August 20, 2005.........................          100.0000%


        If the Company exercises its option to redeem this Security pursuant, a Holder may nevertheless exercise its right to have this Security purchased pursuant to Section 11.1 of the Indenture, if applicable, and to convert such Securities pursuant to Article 12 of the Indenture, in each case, until the close of business two Business Days immediately preceding the Redemption Date.

        The Company shall pay any Interest and Additional Interest, if any, to the Holder of the Securities called for redemption pursuant to Section 10.1(a) of the Indenture, accrued but not paid to, but excluding, the Redemption Date pursuant to Section 2.1(e) of the Indenture; provided, however, that if the Redemption Date is an Interest Payment Date, the Company shall pay the Interest to the Holder of the Security at the close of business on the Regular Record Date with respect to such Interest Payment Date. If the Security is redeemed, then on and after the Redemption Date, Interest shall cease to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

               Securities in original denominations larger than $1,000 may be redeemed in part. If any Security selected for partial redemption is converted or elected to be purchased in part before termination of the conversion right with respect to the portion of the Security so selected, the converted or purchased portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted or purchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion or purchase of such Security). Securities which have been converted or purchased during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

               The Company is required to furnish the notice of redemption to the Holders as provided in the Indenture.

               6. RIGHT UPON A CHANGE OF CONTROL.

               If a Change in Control occurs, this Security, at the Holder's option, shall have the right, subject to the conditions and in accordance with the provisions of the Indenture, to require the Company to purchase this Security (or any portion of the Principal hereof that is at least $1,000 or an integral multiple thereof, provided that the portion of the Principal of this Security to be Outstanding after such purchase is at least equal to $1,000 or an integral multiple thereof) at the Change of Control Purchase Price, plus any accrued and unpaid Interest to, but excluding, the Change of Control Purchase Date; provided, however, that (i) if the Change of Control Purchase Date is an Interest Payment Date, installments of Interest and Additional Interest, if any, on the Securities shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 2.1 of the Indenture and (ii) no Holder shall have a Purchase Right upon a Change of Control unless prior to any payment of the Change of Control Purchase Price on the Change of Control Purchase Date the Company shall have made any applicable change of control offers required by the Company's Senior Debt and has purchased all Senior Debt validly tendered for payment in connection with such change of control offers; provided, further that, subject to certain conditions set forth in the Indenture, the Company may elect to satisfy its obligation with respect to the Holders' Purchase Right (in cash or Applicable Stock or a combination thereof) by delivering to the applicable Holders the number of shares of Applicable Stock equal to (i) the Change of Control Purchase Price divided (to the extent not paid in cash) by (ii) 95% of the average of the Trading Prices per share of Applicable Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Purchase Date.

               The Company is required to furnish a Change of Control Notice to the Holders as provided in the Indenture. To exercise a Purchase Right, a Holder must deliver to the Trustee a completed Change of Control Purchase Notice as provided in the Indenture.

               7. CONVERSION RIGHT.

        Subject to and upon compliance with the provisions of the Indenture, the Holder of Securities is entitled, at such Holder's option, at any time and from tine to time, to convert this Security (or any portion of the Principal hereof which is $1,000 or an integral multiple thereof), at the Principal thereof or of such portion, into duly authorized, fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price in effect at the time of conversion.

        The conversion right shall expire at the close of business on the Stated Maturity. If this Security (or a portion thereof) is called for redemption, such conversion right in respect of the Security (or such portion thereof) so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its Purchase Right with respect to the Security (or a portion thereof), such Holder may exercise its conversion right by withdrawing the Change of Control Purchase Notice in accordance with Section 11.3(c) of the Indenture, and such conversion right in respect of the Security (or portion thereof) shall expire at the close of business on the Business Day immediately preceding the Change of Control Purchase Date. The Conversion Price shall be initially equal to $18.07 per share of Common Stock, which may be adjusted under certain circumstances as provided in the Indenture.

               To exercise the conversion right with respect to a Physical Security, a Holder must (1) deliver a completed conversion notice, the form of which is provided in Exhibit B, to the Depositary stating that the Holder elects to convert such Physical Security or, if less than the entire Principal thereof is to be converted, the portion thereof to be converted, (2) deliver duly signed completed conversion notice and the Physical Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, (3) pay all Interest to which the Holder is not entitled, if any, pursuant to Section 2.1(e) and (4) pay any transfer taxes or other applicable taxes or duties, if required. To convert interests in a Global Security, a Holder must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program.

               To the extent required by Section 2.1(e) of the Indenture, if this Security is surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date, such Security shall be accompanied by payment by such Holder in immediately available funds to the Company of an amount equal to the Interest to be received on such Interest Payment Date on Principal of Securities being surrendered for conversion.

               Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

               A Security in respect of which a Holder has delivered a Change of Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with Section 11.3 of the Indenture.

               No fractional shares of Common Stock will be issued upon conversion of any Securities. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

               Reference is made to the Indenture for other rights and obligations of the Holders of this Security with respect to their right to convert this Security or any portion hereof.

               8. SUBORDINATION.

               The Indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all amounts then due on all existing and future Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

               9. NO SINKING FUND.

               The Securities are not subject to a sinking fund.

               10. ABSOLUTE OBLIGATION.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company under the Indenture and this Security which is absolute and unconditional, to pay the Principal of, or premium, if any, or Interest on this Security at the place and time and in the coin or currency herein prescribed.

               11. DENOMINATIONS; TRANSFER; EXCHANGE.

               The Securities are issuable in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture.

               Pursuant to the Indenture, when this Security (or any portion thereof in integral multiples of $1,000 in Principal) is presented to the Registrar with a request to register the transfer or to exchange it for an equal amount of Principal other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such portions thereof are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.4 of the Indenture, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Sections 2.14, 7.5 or 10.7 of the Indenture).

               Pursuant to the Indenture, neither the Company nor the Registrar shall be required to exchange or register a transfer of this Security (or any portion thereof):

                       (1) for a period of 15 days prior to the day of any
               selection of any portion of this Security for redemption under
               Article 10 hereof;

                       (2) so selected for redemption or, if a portion of this
               Security is selected for redemption, such portion thereof selected for redemption;

                       (3) surrendered for conversion or, if a portion of this
               Security is surrendered for conversion, such portion thereof surrendered for conversion; or

                       (4) surrendered for purchase (and not validly and timely
               withdrawn) pursuant to Article 11 of the Indenture.

               In the event of redemption, conversion or purchase of the Securities in part only, a new Security or Securities for the unredeemed, unconverted or unpurchased portion thereof will be issued in the name of the Holder hereof.

               12. PERSONS DEEMED OWNERS.

               The registered Holder of this Security shall be treated as its owner for all purposes.

               13. DISCHARGE PRIOR TO REDEMPTION OR STATED MATURITY.

               Subject to certain conditions contained in the Indenture, the Company may satisfy and discharge its obligations under the Securities and the Indenture if (1) (a) all of the Outstanding Securities shall become due and payable at their scheduled Stated Maturity within one year or (b) all of the Outstanding Securities are scheduled for redemption within one year, and (2) the Company shall have deposited with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities on the date of their scheduled maturity or the scheduled date of redemption, as the case may be.

               14. AMENDMENT; SUPPLEMENT; WAIVER.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate Principal of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in Principal of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal of and Interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security (or pay cash in lieu of conversion) as provided in the Indenture.

               15. DEFAULTS AND REMEDIES.

               The Indenture provides that an Event of Default with respect to the Securities occurs when any of the following occurs:

               (a) the Company defaults in the payment of the Principal or premium, if any, on this Security when the same becomes due and payable at its Stated Maturity, upon redemption, purchase, upon declaration, when due for purchase, by the Company or otherwise;

               (b) the Company defaults in the payment of an installment of Interest or Additional Interest, if any, on this Security when it becomes due and payable and such default continues for a period of 30 days, whether or not such payment is prohibited by the terms of the Indenture;

               (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate Principal of the Outstanding Securities;

               (d) the Company or any Significant Subsidiary (i) fails to make any payment at maturity, including any grace period, in respect of any obligation for borrowed money evidenced by an Instrument in an amount in excess of $25 million and such failure continues or (ii) defaults with respect to any Instrument, which default results in the acceleration of Indebtedness represented by such Instrument in an amount in excess of $25 million without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of the foregoing (i) and (ii), for a period of 60 days after written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate Principal of the Outstanding Securities; provided that if any such failure, default or acceleration referred to in this Section 15(d) shall cease or be cured, waived, rescinded or annulled, then such Event of Default shall be deemed to be likewise cured and any acceleration with respect thereto rescinded;

               (e) the entry by a court having jurisdiction in the premises of
(i) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or
(ii) a decree or order adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

               (f) the commencement by the Company or any Significant Subsidiary, of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by the Company or any Significant Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary expressly in furtherance of any such action.

        A Default under clause (c) or (d) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% of the Principal of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (c) or (d) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

               If an Event of Default shall occur and be continuing, the Principal, premium, if any, and accrued and unpaid interest of all the Securities may be declared, or shall immediately become, due and payable in the manner and with the effect, and the Holder of this Security shall have the remedies and rights related thereto, as provided in the Indenture.

               16. AUTHENTICATION.

               This Security shall not be valid until the Trustee executes the certificate of authentication in the space provided therefore on the Security.

               17. ABBREVIATIONS.

               Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

               18. CUSIP NUMBERS.

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused one or more CUSIP numbers, as appropriate, to be printed on this Security and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Security or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               19. GOVERNING LAW.

               The Indenture and this Security shall be governed by, and construed in accordance with, the laws of the State of New York.

               20. SUCCESSOR CORPORATION.

               In the event a successor corporation assumes all the obligations of the Company under this Security, pursuant to the terms hereof and of the Indenture, the Company will be released from all such obligations.

                                 ASSIGNMENT FORM

               To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:

--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________ to transfer this Security on the books of the Company. The agent may substitute another to act for him.

       Your Name:
                 --------------------------------------------------
            (Print your name exactly as it appears on the face of this Security)

               In connection with any transfer of this Security occurring prior to the date which is the end of the period referred to in Rule 144(k) under the Securities Act (other than a transfer pursuant to an effective registration statement under the Securities Act) , the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

               [ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

               [ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.7, 2.8 and 2.17 of the Indenture shall have been satisfied.

                      Dated:
                            --------------------------------------------------

             Your Signature:
                            --------------------------------------------------
                            (Sign exactly as your name appears on the face
                             of this Security)

       Signature Guarantee*:
                            --------------------------------------------------

-------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

               Dated:
                     --------------------------

               NOTICE: To be executed by an executive officer.

                                CONVERSION NOTICE

TO:     Networks Associates, Inc.
        3965 Freedom Circle
        Santa Clara, California 90071

               The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is an amount of Principal of $1,000 or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted Principal hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. To the extent provided in the Indenture, any amount required to be paid to the undersigned on account of Interest, accompanies this Security.

               Your Name:
                         ------------------------------------------------------
                         (Print your name exactly as it appears on the face of this Security)

               Dated:
                     ----------------------------------------------------------

               Your Signature:
                              -------------------------------------------------
                              (Sign exactly as your name appears on the face of
                               this Security)

               Social Security or other Taxpayer Identification Number:
                                                                       --------

               Amount of Principal to be converted (if less than all):
               $
                --------------------------

               Signature Guarantee*:
                                    -------------------------------------------

               Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:

--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                (Street Address)


------------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

--------------------------------------------------------------------------------
                           (City, State and Zip Code)

                        CHANGE OF CONTROL PURCHASE NOTICE

TO:     Networks Associates, Inc.
        3965 Freedom Circle
        Santa Clara, California 90071

               The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Networks Associates, Inc. (the "COMPANY") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire Principal of this Security, or the portion thereof (which is an amount of Principal of $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with Interest accrued and unpaid to, but excluding, such date, to the registered holder hereof.

               Your Name:
                         ------------------------------------------------------
                         (Print your name exactly as it appears on the face of
                          this Security)

               Dated:
                     ----------------------------------------------------------

               Your Signature:
                              -------------------------------------------------
                              (Sign exactly as your name appears on the face of
                               this Security)


               Social Security or other Taxpayer Identification Number:
                                                                       ---------

               Amount of Principal amount to be converted (if less than all):
               $
                -----------------------

               Signature Guarantee*:
                                    -------------------------------------------


-------------------

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                     Exhibit 4.3

                 SCHEDULE OF EXCHANGES FOR PHYSICAL SECURITIES(2)

               The following exchanges of a part of this Global Security for Physical Securities have been made:


                                                          Principal of this
                   Amount of decrease      Amount of       Global Security     Signature of
                     in Principal of      increase in       following such      authorized
                       this Global     Principal of this     decrease (or       officer of
 Date of Exchange       Security        Global Security       increase)           Trustee
-----------------  ------------------  -----------------  -----------------    ------------


----------------

(2) This schedule should be included only if the Security is issued in global form.

                                                                       EXHIBIT B

                            FORM OF CONVERSION NOTICE

TO:     Networks Associates, Inc.
        3965 Freedom Circle
        Santa Clara, California 90071

               The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is an amount of Principal of $1,000 or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted Principal hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. To the extent provided in the Indenture, any amount required to be paid to the undersigned on account of interest, if any, accompanies this Security.

        Your Name:
                  --------------------------------------------------------------
            (Print your name exactly as it appears on the face of this Security)

        Dated:
              -----------------------------------------------------------------

        Your Signature:
                       --------------------------------------------------------
                       (Sign exactly as your name appears on the face of this Security)

        Signature Guarantee*:
                             --------------------------------------------------

        Social Security or other Taxpayer Identification Number:
                                                                ---------------

        Amount of Principal to be converted (if less than all):
        $
         ------------------------

        Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder

--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                (Street Address)

--------------------------------------------------------------------------------
                           (City, State and Zip Code)


* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                       EXHIBIT C

                        CHANGE OF CONTROL PURCHASE NOTICE

TO:     Networks Associates, Inc.
        3965 Freedom Circle
        Santa Clara, California 90071

               The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Networks Associates, Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire Principal of this Security, or the portion thereof (which is an amount of Principal of $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest, if any, accrued and unpaid to, but excluding, such date, to the registered holder hereof.

               Your Name:
                         ------------------------------------------------------
                         (Print your name exactly as it appears on the face of this Security)

               Dated:----------------------------------------------------------

               Your Signature:
                              -------------------------------------------------
                              (Sign exactly as your name appears on the face of this Security)

               Signature Guarantee*:
                                    -------------------------------------------

               Social Security or other Taxpayer Identification Number:
                                                                       --------

               Amount of Principal to be converted (if less than all):
               $
                --------------------

----------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                       EXHIBIT D

                              Rule 144A Certificate

               To: State Street Bank and Trust Company of California, N.A.

               Re: Networks Associates, Inc. (the "Company")

               5.25% Convertible Subordinated Notes due 2006 (the "Securities")

               Ladies and Gentlemen:

               In connection with our proposed sale of $____________ aggregate Principal of Securities, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). We are aware that the transfer of Securities to us is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. If the Company is not subject to
Section 13 or 15(d) of the Exchange Act, prior to the date of this Certificate we have been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

               You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    [NAME OF PURCHASER]


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:
                                       Address:


               Date of this Certificate:            ,
                                         -------- --  ----


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